18,350,000 Shares

Nuveen Global Value Opportunities Fund

COMMON SHARES

Nuveen Global Value Opportunities Fund (the “Fund”) is offering 18,350,000 common shares of beneficial interest (“Common Shares”). This is the initial public offering of the Fund’s Common Shares, and no public market exists for the Common Shares.

Investment Objective.    The Fund is a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of total return. The Fund seeks to achieve its investment objective primarily by investing in a global portfolio of equity securities, as well as debt securities issued by corporate and governmental entities.

No Prior History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.

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Investing in the Common Shares involves risks. See “Risks” beginning on page 32.

PRICE $20.00 A SHARE

	Price to Public	Sales Load	Estimated Offering Expenses	Proceeds After Expenses to the Fund
Per Share	$20.00	$0.90	$0.04	$19.06
Total	$367,000,000	$16,515,000	$734,000	$349,751,000

The Fund has agreed to pay the underwriters $0.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriters” on page 53 of this prospectus. In addition to the sales load, the Fund will pay offering expenses (including amounts reimbursed to the underwriters as described in the preceding sentence) of up to $0.04 per Common Share, estimated to total $734,000, which will reduce the proceeds to the Fund. Nuveen Investments, LLC has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per Common Share. Nuveen Asset Management (“NAM”), the Fund’s investment adviser, will pay a marketing and structuring fee to Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and A.G. Edwards & Sons, Inc., and additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. None of these fees payable by NAM is included in estimated offering expenses in the table above. See “Underwriters—Additional Compensation to Be Paid by NAM” on page 55 of this prospectus.

The Fund has granted the underwriters an option to purchase up to 2,752,500 additional Common Shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total price to public, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $422,050,000, $18,992,250, $844,100 and $402,213,650, respectively. See “Underwriters” on page 53 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the Common Shares to purchasers on or about July 27, 2006.

MORGAN STANLEY	CITIGROUP	MERRILL LYNCH & CO.

A.G. EDWARDS	NUVEEN INVESTMENTS

DOFT & CO., INC.	H&R BLOCK FINANCIAL ADVISORS, INC.	OPPENHEIMER & CO.

RBC CAPITAL MARKETS	WEDBUSH MORGAN SECURITIES INC.	WELLS FARGO SECURITIES

July 24, 2006.

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Portfolio Contents.    The Fund will invest primarily in a diversified global portfolio of equity securities, as well as debt securities issued by corporate and governmental entities. In order to seek to achieve the Fund’s investment objective, the Fund’s subadviser will apply its value-oriented investment strategy, through which it opportunistically seeks to identify undervalued securities in the context of major themes shaping opportunities in the global market. The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, rights, depositary receipts and real estate investment trust securities issued by non-U.S. and U.S. companies with a broad range of market capitalizations. The debt securities in which the Fund may invest include debt securities and other debt-like instruments issued by non-U.S. and U.S. corporate and governmental entities.

Adviser and Subadviser.    Nuveen Asset Management, the Fund’s investment adviser, will be responsible for managing the Fund’s overall strategy and operations and overseeing the subadviser’s implementation of the Fund’s investment strategy and use of leverage. Tradewinds NWQ Global Investors, LLC, the Fund’s subadviser, will be responsible for managing the Fund’s assets and the Fund’s use of leverage, subject to the oversight of the investment adviser and the Fund’s Board of Trustees.

The Fund’s common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “JGV.”

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated July 24, 2006, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 57 of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s prospects and, after it commences investment operations, its business, financial condition and results of operations, each may have changed since the date on the front of this prospectus. The Fund will amend this prospectus if there are any material changes to the information provided subsequent to the date of the prospectus and prior to completion of this offering.

Until August 18, 2006 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information prior to making an investment in the Fund, especially the information set forth under the heading “Risks.”

The Fund	Nuveen Global Value Opportunities Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

The Offering

The Fund is offering 18,350,000 common shares of beneficial interest at $20.00 per share through a group of underwriters (the “underwriters”) led by Morgan Stanley & Co. Incorporated and Nuveen Investments, LLC (“Nuveen”). The common shares of beneficial interest are called “Common Shares” in this prospectus. You must purchase at least 100 Common Shares in this offering. The Fund has given the underwriters an option to purchase up to 2,752,500 additional Common Shares to cover over-allotments, if any. See “Underwriters.” Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per Common Share.

Who May Want to Invest

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you are seeking:

•	The opportunity for attractive total returns;

•	Exposure to a global portfolio of equity securities, as well as debt securities issued by corporate and governmental entities;

•	Access to an experienced portfolio management team; and

•	A value-oriented investment strategy, that seeks to identify undervalued securities in the global market.

However, keep in mind you will need to assume the risks. See “Risks.”

Investment Objective and Policies

The Fund’s investment objective is to provide a high level of total return. The Fund’s investment objective and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objective. See “The Fund’s Investments” and “Risks.”

The Fund seeks to achieve its investment objective primarily by investing in a diversified global portfolio of equity securities, as well as debt securities issued by corporate and governmental entities. In order to seek to achieve the Fund’s investment objective, the Fund’s subadviser will apply its value-oriented investment strategy, through

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which it opportunistically seeks to identify undervalued securities in the context of major themes shaping investment opportunities in the global market. The subadviser’s investment process employs rigorous bottom-up research to select securities it believes to be undervalued, or mispriced, and that have the prospect for strong price appreciation based on improving fundamentals. See “The Fund’s Investments—Tradewinds Investment Philosophy and Process.”

During most periods, the Fund expects that its Managed Assets (as defined on page 4 of the prospectus) will be predominantly, and perhaps sometimes entirely, invested in equity securities. Upon completion of the initial investment of the net proceeds of this offering, the Fund expects that approximately 80% of its Managed Assets will be invested in equity securities of non-U.S. and U.S. companies with a broad range of market capitalizations, and approximately 20% will be invested in debt securities and other debt-like instruments of non-U.S. and U.S. corporate and governmental entities. See “Use of Proceeds.” However, the percentage allocation of the Fund’s Managed Assets for investment in equity securities and debt securities may vary depending on the assessment of market conditions by the Fund’s subadviser and the relative attractiveness of such investment opportunities, and during certain periods, the Fund’s investments in debt securities may constitute a more significant portion, or perhaps even substantially all, of the Fund’s Managed Assets.

Equity Securities.    The Fund intends that the global equity securities in which it will invest will be issued by companies in all capitalization ranges. Equity securities include, but are not limited to, common stocks, preferred stocks with predominantly equity (as opposed to fixed-income) investment characteristics, convertible securities, warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and real estate investment trust (“REIT”) securities. An investment in the equity securities of a company generally represents a proportionate ownership interest in that company or the right to acquire such an interest. Therefore, the Fund participates in the financial success of any company in which it has an equity interest. See also “—Below Investment Grade Securities.”

Debt Securities.    Debt securities include, but are not limited to, corporate bonds, notes, debentures, preferred stocks with predominantly fixed-income characteristics, corporate loans and other similar types of corporate debt instruments issued by non-U.S. and U.S. corporate issuers, and debt securities and other debt instruments issued by non-U.S. and U.S. governments and government-related entities. The Fund’s debt securities may pay fixed or floating rates of interest. A substantial portion of the Fund’s debt securities may be rated below investment grade or unrated but judged to be of comparable quality. See “—Below Investment Grade Securities.”

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Non-U.S. Issuers.    The Fund may invest a substantial portion of its Managed Assets, up to 75%, in securities of non-U.S. issuers in both developed and emerging markets. The Fund will invest at least 40% of its Managed Assets in non-U.S. securities. The amount of the Fund’s Managed Assets invested in non-U.S. securities may change over time depending on the subadviser’s ongoing assessment of market opportunities as well as the relative size of the U.S. market capitalization versus the global market capitalization. The Fund may invest up to 30% of its Managed Assets in emerging market equity and debt securities.

Equity Call Options.    The Fund may opportunistically write (sell) call options on a portion of the Fund’s portfolio of equity securities and on broad-based securities indices or certain exchange-traded funds (“ETFs”). The extent of the Fund’s equity call option writing activity (which may at times be little or none, and at other times, may be on most or substantially all of the Fund’s assets invested in equity securities) will depend on market conditions and an ongoing assessment of the attractiveness (from a risk/reward standpoint) of writing call options. See “The Fund’s Investments—Investment Objectives and Policies—Equity Call Options.”

Below Investment Grade Securities.    Under normal circumstances, the Fund may invest up to 25% of its Managed Assets in ratable securities that are rated below investment grade or that are unrated but judged to be of comparable quality. Securities rated below investment grade are commonly referred to as “junk securities.” “Investment grade quality” includes those ratable securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (BBB- or Baa3 or better by Standard and Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”), or (ii) unrated but judged to be of comparable quality. Ratable securities generally are fixed-income securities (e.g., bonds, notes, debentures, income-oriented preferred stocks and loans). Common stocks and certain equity securities (e.g., warrants, rights, depositary receipts and REIT securities) generally are not ratable securities.

Other Investment Techniques.    The Fund may use a variety of other investment techniques to efficiently create or maintain exposure to particular securities, markets or regions, to seek to increase the total return of the Fund, or to help protect against declines in portfolio value due to the Fund’s exposure to movements in the value of equity or debt securities markets and exposure to non-U.S. currencies. These techniques include the use of derivative instruments, such as structured notes, swaps, futures, options, currency exchange transactions, and short sales. See “The Fund’s Investments—Portfolio Composition and Other Information” and the Statement of Additional Information for further information on these investment techniques.

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During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of this offering are being invested, the subadviser may deviate from its investment guidelines noted above. In addition, upon the subadviser’s recommendation that a change would be in the best interests of the Fund and its shareholders, and subject to the approval by the Board of Trustees of the Fund and to shareholder notification of material changes, the subadviser may deviate from its investment guidelines discussed herein. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

The Fund’s net assets, including assets attributable to any FundPreferred shares (as defined on page 5 of the prospectus) that may be outstanding and the principal amount of any Borrowings (also defined on page 5 of the prospectus), are called “Managed Assets.”

Investment Adviser and Subadviser

Nuveen Asset Management (“NAM”), the Fund’s investment adviser, will be responsible for managing the Fund’s overall strategy and operations and overseeing the subadviser’s implementation of the Fund’s investment strategy and use of leverage.

NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $149 billion of assets under management as of June 30, 2006. According to Thomson Financial, Nuveen is the leading sponsor of exchange-traded closed-end funds as measured by the number of funds (114) and the amount of fund assets under management (approximately $51.8 billion) as of March 31, 2006.

Tradewinds NWQ Global Investors, LLC (“Tradewinds”), the Fund’s subadviser, will be responsible for managing the Fund’s Managed Assets and the Fund’s use of leverage, subject to the oversight of NAM and the Fund’s Board of Trustees. Tradewinds, a registered investment adviser, is an affiliate of NAM. Most of Tradewinds’ personnel, including the Fund’s portfolio manager, were affiliated with NWQ Investment Management Company, LLC (“NWQ”) until March 2006, when NWQ reorganized into two distinct entities: NWQ and Tradewinds. As of June 30, 2006, Tradewinds had approximately $26.6 billion in assets under management. Tradewinds specializes in international, global all-cap and small- and mid-cap value equity strategies. Tradewinds also serves as subadviser to three Nuveen-sponsored open-end funds.

The Fund will pay NAM an annual management fee, payable monthly, in a maximum amount equal to 1.00% of the Fund’s average daily Managed Assets. This maximum fee is equal to the sum of a “fund-level fee” and a “complex-level fee.” The fund-level fee is a maximum of 0.80% of the Fund’s average total daily Managed Assets, with lower fee levels for fund-level assets that exceed $500

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million. NAM will pay a portion of that fee to Tradewinds. The complex-level fee is a maximum of 0.20% of the Fund’s daily Managed Assets based on the daily Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S., with lower fee levels for complex-level assets that exceed $55 billion. Based on complex-level assets of approximately $67.3 billion as of June 30, 2006, the complex-level fee would be 0.1887% of the Fund’s Managed Assets and the total fee to NAM would be 0.9887% of Managed Assets (assuming Fund Managed Assets of $500 million or less). For more information on fees and expenses, including fees attributable to Common Shares, see “Management of the Fund.”

Use of Leverage

Upon Tradewinds’ determination that it would be in the best interests of the Fund and its holders of Common Shares (“Common Shareholders”), the Fund likely will seek to increase total returns for Common Shareholders by utilizing financial leverage through bank borrowings, issuing commercial paper or notes (collectively, “Borrowings”) and/or offering preferred shares of beneficial interest (“FundPreferred® shares”). The Fund’s Board of Trustees has approved the use of leverage by the Fund, with an initial leverage limit of approximately 20% of the Fund’s Managed Assets, which leverage limit may be increased or decreased by the Board of Trustees from time to time. The amount of leverage utilized by the Fund at any given time, up to the leverage limit, will be determined by Tradewinds, subject to oversight by NAM and the Funds Board of Trustees. The Fund intends that leverage, if any, utilized by the Fund for at least two years following this offering will be accomplished through Borrowings. Subject to the leverage limit established by the Board of Trustees (initially 20% of the Fund’s Managed Assets), Tradewinds may, at its discretion, opportunistically vary the Fund’s percentage use of leverage depending on its assessment of market conditions and investment opportunities across global markets. The use of leverage by the Fund in excess of the established leverage limit (other than as a result of a decrease in the Fund’s net asset value as discussed below) would require the approval of the Fund’s Board of Trustees. The Board of Trustees may approve an increase in the Fund’s leverage limit up to approximately 33% of the Fund’s Managed Assets. If the Fund’s percentage use of leverage increases over the established leverage limit as a result of a decrease in the Fund’s net asset value, the Fund may be required to reduce its amount of leverage at or below the established leverage limit based on guidelines established by the Fund’s Board of Trustees. As a result, the Fund may be required to sell securities in its portfolio at times and/or at prices that are disadvantageous to the Fund. NAM will be responsible for originating and managing the Fund’s leverage facilities, and NAM will continually monitor the use of leverage by Tradewinds, including adjustments in the percentage use of leverage by the Fund up to the leverage limit and consistent with guidelines established by the Board of Trustees.

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The Fund expects that the interest cost of leverage will be based upon the interest cost applicable to high grade credit quality issuers of debt securities, commercial paper or preferred stock, either on a floating rate or fixed rate basis. So long as the rate of total return, net of all applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings or the FundPreferred share dividend rate, the investment of the proceeds of Borrowings or FundPreferred shares will be beneficial to Common Shareholders from a total return standpoint. If so, the excess total return may be available to pay higher distributions to Common Shareholders, or may result in accretion to the Fund’s Managed Assets and net asset value. There is no assurance that the Fund will use leverage or that the Fund’s leverage strategy seeking to enhance total returns will be successful.

As explained above under “Investment Adviser and Subadviser”, the Fund will pay NAM a management fee based on a percentage of Managed Assets and Tradewinds will receive a portion of that fee as a subadvisory fee. Managed Assets include the proceeds realized from the Fund’s use of leverage. Tradewinds will base its decision whether and how much to leverage the Fund based solely on its assessment of whether such use of leverage will advance the Fund’s investment objective. NAM will be responsible for overseeing Tradewinds’ use of leverage and evaluating Tradewinds’ performance in managing the portfolio and using leverage to achieve the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore NAM’s and Tradewinds’ management and subadvisory fees, respectively, means that NAM and Tradewinds may have incentive to increase the Fund’s use of leverage. NAM and Tradewinds will seek to manage that incentive by only increasing the Fund’s use of leverage when they determine that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees. See “Use of Leverage” and “Risks—Leverage Risks.”

Distributions

Commencing with the first distribution, the Fund will pay monthly distributions stated in terms of a fixed cents per Common Share dividend rate that would be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing unrealized capital gains. Monthly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. NAM, in making such projections, may consider long-term historical returns and a variety of other factors.

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Distributions can only be made after paying any interest and required principal payments on Borrowings, if any, and any accrued dividends to FundPreferred shareholders, if any. The distribution policy recognizes that many investors are willing to accept the potentially higher asset value volatility of the Fund’s equity investments compared to fixed-income investments, preferring that a consistent level of cash distributions be available each month for reinvestment or other purposes of their choosing.

If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years, when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.” See “Distributions” for additional information.

At the same time that it pays a monthly distribution, the Fund will post on its website (www.nuveen.com/etf), and make available in written form to holders of its Common Shares a notice of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions

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about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The Fund expects that it will provide this type of information primarily on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions, and because the Fund expects that the distributions’ tax characteristics will fairly reflect the economic basis of the funds’ distributions and returns. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital (non-taxable distribution) for tax purposes. The distributions paid by the Fund should not be viewed solely as “income.”

The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See “Distributions” and “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

Listing

The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. See “Description of Shares—Common Shares.” The trading or “ticker” symbol of the Common Shares is “JGV.” Because of this exchange listing, the Fund

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may sometimes be referred to in public communications as an “exchange-traded closed-end fund.”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as custodian and transfer agent for the Fund. See “Custodian and Transfer Agent.”

Special Risk Considerations	No Prior History. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Investment and Market Risks.    An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See “Risks—Investment and Market Risks.”

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value.    Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share $19.10. Net asset value and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional 0.20% as a percentage of the offering price). The net asset value per Common Share also will be reduced by costs associated with any Borrowings or the issuance of FundPreferred shares. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Common Stock/Small and Medium Sized Company Risks.    Although common stocks (and similar equity securities) historically have generated higher average returns than debt securities, common stocks also have experienced significantly more volatility in those returns, including losses, which sometimes have been substantial. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock

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market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or where political or economic events of the issuers occur. Stocks of small and medium sized companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies and the purchase or sale of more than a limited number of shares of small and medium sized companies may affect their stock prices. Smaller and medium sized companies may not be widely followed by the investment community, which can lower the demand for their stocks. In addition, smaller and medium sized companies tend to have fewer key suppliers and customers, fewer business lines, and may have a greater reliance on certain key personnel than larger companies. Changes in suppliers, customers, business lines or personnel, therefore, may have a greater impact on a smaller or medium sized company’s stock price than is the case for a larger company.

Value Stock Risks.    The Fund intends that the equity securities in which it will invest will primarily be securities that Tradewinds believes to be undervalued, or mispriced, and that have the prospect for strong improvement on fundamentals. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common stocks or other equity securities to be out of favor and, in Tradewinds’ opinion, undervalued. If Tradewinds’ assessment of a company’s prospects is wrong, the price of its common stock or other equity securities may fall, or may not approach the value that Tradewinds has placed on them.

Non-U.S. Securities Risks.    The Fund may invest a substantial portion of its Managed Assets, up to 75%, in securities of non-U.S. issuers. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in

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emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

Emerging Markets Risks.    The Fund may invest up to 30% of its Managed Assets in emerging market equity and debt securities. Risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets. See “Risks—Emerging Markets Risks.”

Dividend Risks.    Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in “Tax Matters,” “qualified dividend income” received by the Fund will

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generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning before January 1, 2011. Higher tax rates will apply to dividend income beginning in 2011, unless further legislative action is taken by Congress. There is no assurance as to what portion of the Fund’s distributions will constitute qualified dividend income. See “Tax Matters.”

Interest Rate Risks.    Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. This is the risk that the value of such securities may fall when interest rates rise and rise when interest rates decline. Prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change.

Credit Risks.    Credit risk is the risk that one or more of the debt securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. The Fund’s investments in non-investment grade and emerging market debt securities, if any, will subject it to a heightened degree of credit risk.

Prepayment Risks.    During periods of declining interest rates or for other purposes (e.g., in the event of tax or securities law changes), issuers of debt securities may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

Below Investment Grade Securities Risks.    Under normal circumstances, the Fund may invest up to 25% of its Managed Assets in ratable securities that are rated below investment grade or that are unrated but judged by Tradewinds to be of comparable quality. Investment in securities of below investment grade quality, commonly referred to as “junk bonds,” may involve a substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Call Option Risks.    As the seller of a call option, the Fund forgoes, during the option’s term, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the price of the underlying security decline. The

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extent of the Fund’s exposure to call option risk will vary depending on the degree to which call options are written on the portfolio. In addition, the value of any call options written by the Fund, which will be priced daily, will be affected by, among other things, changes in the value of the securities or indices underlying the options and the remaining time to the options’ expiration. The value of the call options also may be adversely affected if the market for the options becomes less liquid or smaller. The extent of the Fund’s equity call option writing activity (which may at times be little or none, and at other times, may be on most or substantially all of the Fund’s assets invested in equity securities) will depend on market conditions and an ongoing assessment by Tradewinds of the attractiveness (from a risk/reward standpoint) of writing call options on the Fund’s equity holdings.

Convertible Securities Risks.    Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. “See Risks—Credit Risk.”

REIT Risks.    The Fund may invest in common stocks, preferred stocks, convertible securities and rights and warrants, each issued by REITs. As a result, your investment in the Fund may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management.

Preferred Stock Risks.    Generally, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of

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default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Warrants and Rights Risks.    Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Leverage Risks.    The use of leverage through the Fund’s use of Borrowings or issuance of FundPreferred shares creates an opportunity for increased Common Share net income and total return but also creates special risks for Common Shareholders. In addition, there is no assurance that the Fund’s leveraging strategy will be successful. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to any Borrowings and to the issuance and ongoing maintenance of FundPreferred shares (for example, distribution related expenses such as a participation fee paid to broker-dealers successfully participating in FundPreferred share auctions).

Leverage creates two major types of risks for Common Shareholders:

•	the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of the use of Borrowings or the issuance of FundPreferred shares, are borne entirely by the Common Shareholders; and

•	the possibility either that Common Share total return will fall if the interest rate on Borrowings or the dividend rate on

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FundPreferred shares rises, or that Common Share total return will be less over a specific period than if the Fund had not utilized leverage because the interest rate on Borrowings or the dividend rate on FundPreferred shares exceeded the net total return on the Fund’s investments during that period.

Because Tradewinds has discretion to vary the percentage amount of the Fund’s leverage up to the leverage limit established by the Board of Trustees (initially 20% of the Fund’s Managed Assets), and because the fees paid to Tradewinds (and NAM) by the Fund will be calculated on the basis of total Managed Assets (which is defined to include proceeds from Borrowings and FundPreferred shares), the fees paid by the Fund will be higher when leverage is utilized, giving Tradewinds (and NAM) an incentive to utilize leverage up to the established leverage limit. To the extent that the Fund is required to reduce its amount of leverage at or below the leverage limit established by the Board of Trustees as a result of a decrease in the Fund’s net asset value, the Fund may be required to sell securities in its portfolio at times and/or at prices that are disadvantageous to the Fund.

Certain Risks of Holding Fund Assets Outside the U.S.    The Fund may hold non-U.S. securities in non-U.S. banks and securities depositories. The laws of certain countries limit the Fund’s ability to recover its assets if a non-U.S. bank or depository, or any of its agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain non-U.S. markets than in the U.S.

Possible Effect of Foreign Taxes.    The Fund’s investments in non-U.S. securities may be subject to foreign taxes that will reduce the Fund’s overall return, but that will not necessarily be available for pass-through to the Fund’s shareholders as a deduction from taxable income or as a credit against their U.S. tax liability. See “Tax Matters.”

Derivatives Risks.    Derivative transactions (such as options on securities, futures contracts and options thereon, swaps and options thereon, and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation between the price of the derivatives and the price of the underlying securities or investments or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as

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ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

Inadequate Return.    Distributions paid by the Fund to its Common Shareholders are derived in part from realized capital gains, dividends and interest income from the Fund’s investments in equity and debt securities and total returns generated from the Fund’s other investment techniques. The total return generated by the Fund’s investments can vary widely over the short-term and long-term. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund.

In addition, an investment in the Fund’s Common Shares raises other risks, which are more fully disclosed in the “Risks” section of this prospectus, including: risks of non-U.S. settlement procedures; risks in short sale transactions; risks of investment in unseasoned companies and initial public offerings; risks involved in hedging the Fund’s exposure; risks of tax treatment and the tax characterization of the Fund’s distributions; risks of investing in illiquid securities; risks of entering into repurchase agreements for specific securities; risks that certain events will disrupt the securities markets; risks that the value of assets will be worth less in the future with inflation; risks that deflation will cause an adverse effect on the market valuation and creditworthiness of companies; risks of being precluded from effecting certain principal transactions with affiliated brokers; and risks that provisions in the Fund’s Declaration of Trust (the “Declaration”) could affect the opportunities of Common Shareholders to sell their Common Shares. See “Risks.”

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SUMMARY OF FUND EXPENSES

The Annual Expenses table below shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses:
Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by the Fund (as a percentage of offering price)(1)(2)	0.20%
Dividend reinvestment plan fees	None (3)

Percentage of Net Assets Attributable to Common Shares(5)
Annual Expenses:
Management Fees:
Fund-Level Fees(4)	1.00%
Complex-Level Fees(4)	0.25%
Other Expenses	0.19%
Interest Payments on Borrowings	1.43%

Total Annual Expenses	2.87%

(1)	Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per Common Share.
(2)	If the Fund utilizes leverage through the use of Borrowings, costs associated therewith, estimated to be approximately 0.075% of the aggregate amount obtained from leverage, will effectively be borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the use of Borrowings in the amount equal to 20% of the Fund’s Managed Assets (including the aggregate amount obtained from leverage), the costs associated therewith are estimated to be approximately $0.004 per Common Share (0.020% of the estimated proceeds from the Fund’s Common Share offering, after deducting offering costs).
(3)	You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.
(4)	At the highest fee rate. Based on complex-level assets of $67.3 billion as of June 30, 2006, the complex-level fee would be 0.2359% assuming the use of Borrowings. Assuming no use of Borrowings (see footnote 5 below) the complex-level fee would be 0.1887%. See “Management of the Fund—Investment Management Agreement.”
(5)	Stated as percentages of net assets attributable to Common Shares assuming Borrowings. Assuming no Borrowings, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares
Annual Expenses:
Management Fees:
Fund-Level Fees	0.80%
Complex-Level Fees	0.20%
Other Expenses	0.15%
Interest Payments on Borrowings	None

Total Annual Expenses	1.15%

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The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 20,000,000 Common Shares. If the Fund issues fewer Common Shares in this offering, estimated expenses could be higher as a percentage of net assets attributable to Common Shares, which could adversely affect the investment performance of the Fund. See “Management of the Fund” and “Dividend Reinvestment Plan.”

The following example illustrates the expenses (including (i) the sales load of $45 and (ii) estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 2.87% of net assets attributable to Common Shares and (2) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$75	$132	$191	$351

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

(1)	The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on May 17, 2006, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $349,751,000 ($402,213,650 if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs. Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s net asset value would be subject to less fluctuation than would be the case at such time as the Fund is fully invested.

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THE FUND’S INVESTMENTS

Investment Objective and Policies

The Fund’s investment objective is to provide a high level of total return. The Fund seeks to achieve its investment objective primarily by investing in a diversified global portfolio of equity securities, as well as in debt securities issued by corporate and governmental entities. In order to seek to achieve the Fund’s investment objective, Tradewinds will apply its value-oriented investment strategy, through which it opportunistically seeks to identify undervalued securities in the context of major themes shaping investment opportunities in the global market. Tradewinds’ investment process employs rigorous bottom-up research to select securities it believes to be undervalued, or mispriced, and that have the prospect for strong price appreciation based on improving fundamentals.

During most periods, the Fund expects that its Managed Assets will be predominantly, and perhaps sometimes entirely, invested in equity securities. Upon completion of the initial investment of the net proceeds of this offering, the Fund expects that approximately 80% of its Managed Assets will be invested in equity securities of non-U.S. and U.S. companies with a broad range of market capitalizations, and approximately 20% will be invested in debt securities and other debt-like instruments of non-U.S. and U.S. corporate and governmental entities. See “Use of Proceeds.” However, the percentage allocation of the Fund’s Managed Assets for investment in equity securities and debt securities may vary depending on Tradewinds’ assessment of market conditions and the relative attractiveness of such investment opportunities, and, during certain periods, the Fund’s investments in debt securities may constitute a more significant portion, or perhaps even substantially all, of the Fund’s Managed Assets.

In pursuing its investment objective, it is anticipated that the Fund’s total return, if any, will be generated from realized and unrealized capital gains, dividends and interest income from the Fund’s investments in equity and debt securities, and total returns generated from the Fund’s other investment techniques. The Fund’s investments will generate varying returns based upon market conditions and other factors.

The Fund may not invest more than:

•	30% of its Managed Assets in emerging market securities;

•	30% of its Managed Assets in securities issued by issuers in a single non-U.S. country;

•	75% of its Managed Assets in securities issued by non-U.S. issuers;

•	25% of its Managed Assets in ratable securities that are rated below investment grade or are unrated but judged to be of comparable quality by Tradewind; and

•	20% of its Managed Assets in securities issued by issuers in any one industry

Equity Securities.    The Fund intends that the global equity securities in which it will invest will be issued by companies in all capitalization ranges. Equity securities include, but are not limited to, common stocks, preferred stocks with predominantly equity (as opposed to fixed-income) investment characteristics, convertible securities, warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and REIT securities. An investment in the equity securities of a company generally represents a proportionate ownership interest in that company or the right to acquire such an interest. Therefore, the Fund participates in the financial success of any company in which it has an equity interest. See also “—Below Investment Grade Securities.”

Debt Securities.    Debt securities include, but are not limited to, corporate bonds, notes, debentures, preferred stocks with predominantly fixed-income characteristics, corporate loans and other similar types of corporate debt instruments issued by non-U.S. and U.S. corporate issuers, and debt securities and other debt instruments issued by non-U.S. and U.S. governments and government-related entities. The Fund’s debt securities may pay fixed or floating rates of interest. A substantial portion of the Fund’s debt securities may be rated below investment grade or unrated but judged to be of comparable quality by Tradewinds. See “—Below Investment Grade Securities.”

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Non-U.S. Issuers.    The Fund may invest a substantial portion of its Managed Assets, up to 75%, in securities of non-U.S. issuers in both developed and emerging markets. The Fund will invest at least 40% of its Managed Assets in non-U.S. securities. The amount of the Fund’s Managed Assets invested in non-U.S. securities may change over time depending on Tradewinds’ ongoing assessment of market opportunities as well as the relative size of the U.S. market capitalization versus the global market capitalization. In addition, the Fund may invest up to 30% of its Managed Assets in emerging market equity and debt securities.

Equity Call Options.    The Fund may opportunistically write (sell) call options on a portion of the Fund’s portfolio of equity securities and on broad-based securities indices or certain ETFs. The extent of the Fund’s equity call option writing activity (which may at times be little or none, and at other times, may be on most or substantially all of the Fund’s assets invested in equity securities) will depend on market conditions and an ongoing assessment by Tradewinds of the attractiveness (from a risk/reward standpoint) of writing call options on the Fund’s equity holdings.

The Fund expects that most or all of these call options will be on individual securities, and will be out-of-the-money (i.e., the exercise price generally will be above the current level of the value of the underlying security), although they also may be sold in-the-money or at-the-money. Call options will typically have expirations ranging from three to twelve months.

Typically, decisions regarding the level of call option writing will be made on a security-by-security basis and will depend upon several factors, including, among others, (a) the current market price of the security underlying the option relative to Tradewinds’ valuation of that security, (b) the relative value of the call option, and (c) the volatility of the equity markets. By selling call options on less than the full value of the equity securities held by the Fund, the Fund retains any capital appreciation on the portion of the equity securities not effectively subject to the call options. By selling call options that are out-of-the-money, the Fund also retains potential appreciation up to the exercise price of the call options. The Fund, in effect, sells the potential appreciation above the exercise price on the portion of its equity securities subject to call options in exchange for the premium. See “The Fund’s Investments” and “Risks.”

Below Investment Grade Securities.    Under normal circumstances, the Fund may invest up to 25% of its Managed Assets in ratable securities that are rated below investment grade or that are unrated but judged by Tradewinds to be of comparable quality. Investment grade securities include those ratable securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch), or (ii) unrated but judged by Tradewinds to be of comparable quality. Ratable securities generally are fixed-income securities (e.g., bonds, notes, debentures, income-oriented preferred stocks and loans). Common stocks and certain equity securities (e.g., warrants, rights, depositary receipts and REIT securities) generally are not ratable securities.

Other Investment Techniques.    The Fund may use a variety of other investment techniques to efficiently create or maintain exposure to particular securities, markets or regions, to seek to increase the total return of the Fund, or to help protect against declines in portfolio value due to the Fund’s exposure to movements in the value of equity or debt securities markets and exposure to non-U.S. currencies. These techniques include the use of derivative instruments, such as structured notes, swaps, futures, options, currency exchange transactions and short sales. See the Statement of Additional Information for further information on these investment techniques.

Change of Investment Objective.    The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” Common Shares and, if applicable, FundPreferred shares voting together as a single class, and of the holders of a “majority of the outstanding” FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—FundPreferred Shares—Voting Rights” and the Statement of Additional Information under “Description

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of Shares—FundPreferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of FundPreferred shares. See also “Management of the Fund.”

Overall Fund Management

NAM is the Fund’s investment adviser, managing the Fund’s overall strategy and its implementation. NAM will oversee Tradewinds in its implementation of the Fund’s investment strategy and use of leverage. See “Use of Leverage.” This oversight will include ongoing evaluation of Tradewinds’ investment performance, quality of investment process and personnel, compliance with Fund regulatory guidelines, trade allocation and execution and other factors. This effort may involve making adjustments to investment policies in an attempt to reduce costs and mitigate risks.

Tradewinds Investment Philosophy and Process

While nearly 70% of the world’s gross domestic product (“GDP”) is generated in non-U.S. markets, only approximately 50% of the world’s equity market value is located in such non-U.S. markets. Tradewinds believes that global investment opportunities are expanding due to accelerating GDP growth overseas. Tradewinds believes that fundamental equity valuations are often more attractive in non-U.S. markets and that a global portfolio may be structured with favorable valuation metrics. In addition, Tradewinds believes a strategy of investing across all capitalization ranges may help to broaden further the range of investment opportunities in the global marketplace.

In managing the Fund’s portfolio, Tradewinds will apply its value-oriented investment strategy, through which it opportunistically seeks to identify undervalued securities in the context of major themes shaping opportunities in the global market. Tradewinds’ investment process employs rigorous bottom-up research to select securities that it believes to be undervalued, or mispriced, and that have the prospect for strong price appreciation based on improving fundamentals. Tradewinds also applies a strong sell discipline in which it considers selling a security when it shows deteriorating fundamentals, falls short of expectations and/or has reached a valuation Tradewinds believes is no longer compelling. Portfolio diversification and position limits, along with other risk management tools, play an important role in the Tradewinds’ overall investment process.

To identify attractive investment opportunities, Tradewinds couples the development of strategic global investment themes with its value-oriented investment process. Examples of strategic themes include: differential GDP growth between countries and regions; corporate restructuring and cross-border merger and acquisition trends; deregulation and privatization of infrastructure; globalization of labor; outsourcing; global resource and production scarcities; and other factors that create comparative advantage. Tradewinds believes its approach enables it to seize undervalued investment opportunities that result from structural and market changes associated with the strategic themes.

The analysis of investment themes provides a framework for identifying significant economic and market factors that correspond to distinct investment opportunities involving particular regions of the world, countries, sectors, industries and companies positioned to outperform. This process is essential to the generation of specific investment ideas and the construction of a diversified portfolio. Tradewinds focuses on companies with varying capitalizations. When researching individual companies, Tradewinds analyzes a broad range of fundamental valuation metrics, and select qualitative and quantitative factors indicating whether a company is well-positioned to capitalize on opportunity. In addition, Tradewinds carefully evaluates investment potential at various levels of a company’s capital structure in addition to focusing on a company’s common stock. Tradewinds seeks to identify the most attractive potential returns, which may result in shifting the portfolio emphasis between equity securities and debt securities. Over the longer term, the asset mix and global investment exposures will be actively managed to capitalize on market opportunities and Tradewinds’ best ideas across various equity and debt markets.

To a limited degree, Tradewinds may use various techniques to diversify exposure to particular markets and regions. Such techniques include the opportunistic sale of call options and use of other derivatives and investment vehicles, such as ETFs to hedge risk or enhance returns, or to create and substitute investment exposures more efficiently.

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Portfolio Composition and Other Information

The Fund’s portfolio will be composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Statement of Additional Information.

Common Stocks.    Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The Fund intends that the common stocks in which it will invest will primarily be securities that Tradewinds believes to be undervalued, or mispriced, and that have the prospect for strong price appreciation based on improving fundamentals.

Preferred Stocks.    Preferred stocks with predominantly equity investment characteristics, like common stocks, represent an equity ownership in an issuer. Generally, preferred stocks have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred stocks do not usually have voting rights. Preferred stocks in some instances are convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt securities and common stocks. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Tradewinds would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred stocks may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

Because the claim on an issuer’s earnings represented by preferred stock may become disproportionately large when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Preferred stocks that have predominantly fixed-income characteristics are typically issued by corporations or by an affiliated business trust of a corporation. The market for these preferred stocks consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. These preferred stocks are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, these types of preferred stocks

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typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

Convertible Securities.    Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument. See “Risks—Convertible Security Risks.”

Warrants.    A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price.

Depositary Receipts—ADRs, EDRs, and GDRs.    The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

REITs.    REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed.

Exchange-Traded Funds (ETFs).    The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange or the NASDAQ. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. See also “—Other Investment Companies.”

Corporate Bonds.    Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Structured Notes.    The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/

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or interest is determined by reference to the performance of a benchmark asset, market or interest rate (“embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) of other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Corporate Loans.    The Fund may invest (i) in loans made by banks or other financial institutions to corporate issuers or (ii) participation interests in such loans. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield debt and, therefore, presents increased market risk relating to liquidity and pricing concerns. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Purchasing a participation in a corporate loan typically will result in the Fund having a contractual relationship with the lender, not the borrower. In this instance, the Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the Fund only acquires a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan.

Non-U.S. Government and Supranational Debt Securities, Including Emerging Markets Investments.    The Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: fixed income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed income securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

U.S. Government Debt Securities.    The Fund may invest in U.S. Government debt securities, U.S. local government debt securities and U.S. Government agency securities of any maturity, including U.S. Government mortgage-backed securities. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States. These securities include U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association and the Federal Housing Administration. U.S. Government agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government, such as the Fannie Mae or Freddie Mac. Securities issued by these entities are generally not supported by the full faith and credit of the United States. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

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Call Options.    The Fund may opportunistically write (sell) call options on a portion of the Fund’s portfolio of equity securities and on broad-based securities indices or certain ETFs that trade like common stock but that seek to replicate such securities indices. The extent of this equity option writing activity (which may at times be little or none, and at other times, may be on most or substantially all of the Fund’s assets invested in equity securities) will depend on market conditions and an ongoing assessment by Tradewinds of the attractiveness (from a risk/reward standpoint) of writing call options. As the seller of a call option, the Fund forgoes, during the option’s term, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the price of the underlying security decline. The seller of an option, if it may be exercised any time during the term of the option, has no control during such term over when it may be required to fulfill its obligation as a writer of the option. The seller of a call option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

The premium, the exercise price and the market value of the individual security or index underlying the option determine the gain or loss realized by the Fund as the seller of the call option. Generally, the Fund will hold its short call option positions until expiration or early exercise by the holder of the call option. The Fund generally does not actively trade call option positions.

Certain options, known as “American style” options, may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option. Listed options on individual securities in the United States are generally American style options. Exchange-traded options on stock indices are generally European style options.

The Fund will only sell call options on individual securities on a “covered basis.” A call option is considered covered if the Fund owns the corresponding amount of the security underlying the option or if the Fund holds a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. See also“—Illiquid Securities.”

Interest Rate and Total Return Swaps.    In lieu of holding debt securities directly, the Fund may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The Fund also may invest in these debt-related derivative instruments for hedging purposes. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Fund and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local LIBOR and a fixed rate referenced to the interest rate in the non-U.S. local government securities market denominated in that local market currency. For example the Fund would agree to pay a short-term floating rate of interest (three-month LIBOR denominated in Euros (“Euro LIBOR”)) and receive a fixed rate of interest in Euros for a period of 10 years. This would enable the Fund to earn the current difference between Euro LIBOR and the higher fixed rate. Additionally, it would expose the Fund to changes in the level of 10 year interest rates in Europe. This would enable the Fund to benefit from falling 10 year Euro interest rates and conversely the Fund would experience a reduction in value if 10 year Euro interest rates rose.

In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and the floating LIBOR rate. For example, if the Fund desires to gain exposure to the local sovereign debt of Australia, it could enter into total return swap with a bank or other counterparty based on the local sovereign debt of Australia for a specified period of time (e.g., 10 years). Each sub-period (quarterly or monthly), the Fund would receive the total return of the local sovereign debt of Australia and pay the bank a specified rate (e.g., the Australian LIBOR rate) plus or minus a specified spread. As a result, the Fund achieves a return equivalent to a direct investment in the underlying Australian local sovereign debt. While the Fund pays the bank or other counterparty the floating rate plus or minus the spread (typically 30 basis points), it does not have currency exposure to the underlying non-U.S. currency. The Fund assumes primarily the credit and interest rate risk of Australian local sovereign debt.

The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the

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two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the-counter (“OTC”) transactions.

Swaptions.    The Fund may enter into swaptions in order to enhance the Fund’s total return or for hedging purposes. A swaption is an OTC traded option that gives the seller the right, but not the obligation, to enter into an interest rate swap at a set rate on an agreed upon future date. Although the typical swaption is an option on an interest rate swap, a swaption could be an option on any type of swap. In return for this flexibility, the purchaser of the swaption pays a premium, determined by taking into account the duration of the option period, the term and strike rate of the swap and the volatility of interest rates. If interest rates fall, the purchaser of the swaption will let the swaption expire and transact an interest rate swap at the prevailing market rate. NAM believes that swaptions confer all the benefits of an interest rate swap as well as being a useful tool where there is uncertainty of outcome. There is currently a liquid swaption market on the LIBOR rates of all the world’s major currencies. There are three styles of swaptions: American, in which the holder is allowed to enter the swap on any day that falls within a range of two dates; Bermudian, in which the holder is allowed to enter the swap on a sequence of dates; and European, in which the holder is allowed to enter the swap on one specified date.

Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

Asset-Backed Securities.    The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

Mortgage-Backed Securities.    The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality, though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks, and special purpose entities. Private mortgage-backed securities may be supported by U.S. government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

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Interest Rate Transactions.    In order to seek to increase the Fund’s total return or to seek to hedge the value of the Fund’s portfolio against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the distribution payments on its outstanding Common Shares, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek to increase its return. However, the Fund also may invest in interest rate swaps to seek to increase income or to seek to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work. See the Statement of Additional Information.

Repurchase Agreements.    The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

Below Investment Grade Securities.    Under normal circumstances, the Fund may invest up to 25% of its Managed Assets in ratable securities that are rated below investment grade or that are unrated but judged by Tradewinds to be of comparable quality. Securities rated below investment grade are judged to have speculative elements. The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Tradewinds also will independently evaluate these ratable securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade ratable securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on Tradewind’s credit analysis than would be the case when the Fund invests in rated securities. See Appendix A in the Statement of Additional Information for a description of security ratings.

Illiquid Securities.    The Fund may invest up to 15% of its Managed Assets in equity and debt securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to NAM and Tradewinds the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed NAM and Tradewinds when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be

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priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by NAM and Tradewinds, if any, to protect liquidity.

When-Issued and Delayed Delivery Transactions.    The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Defensive Position; Invest-Up Period; Changes to Investment Guidelines.     During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objectives. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon Tradewinds’ recommendation that a change would be in the best interests of the Fund and its shareholders and subject to approval by the Fund’s Board of Trustees and to shareholder notification of material changes, Tradewinds may deviate from its investment guidelines discussed herein.

Other Investment Companies.     The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly and that have a similar investment objective and strategy. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Tradewinds will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein. See also “—Exchange-Traded Funds (ETFs).”

Portfolio Turnover.    The Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s portfolio will not be used as the primary means of achieving the Fund’s investment objective. The Fund expects a moderate level of annual portfolio turnover. The turnover rate is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Tradewinds, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

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USE OF LEVERAGE

Upon Tradewinds’ determination that it would be in the best interests of the Fund and its Common Shareholders, the Fund likely will seek to increase total returns for Common Shareholders by utilizing financial leverage through Borrowings and/or FundPreferred shares. The Fund’s Board of Trustees has approved the use of leverage by the Fund, with an initial leverage limit of approximately 20% of the Fund’s Managed Assets, which leverage limit may be increased or decreased by the Board of Trustees from time to time. The amount of leverage utilized by the Fund at any given time, up to the leverage limit, will be determined by Tradewinds, subject to oversight by NAM and the Funds Board of Trustees. The Fund intends that leverage, if any, utilized by the Fund for at least two years following this offering will be accomplished through Borrowings. Subject to the leverage limit established by the Board of Trustees (initially 20% of the Fund’s Managed Assets), Tradewinds may, at its discretion, opportunistically vary the Fund’s percentage use of leverage depending on its assessment of market conditions and investment opportunities across global markets. The use of leverage by the Fund in excess of the established leverage limit (other than as a result of a decrease in the Fund’s net asset value as discussed below) would require the approval of the Fund’s Board of Trustees. The Board of Trustees may approve an increase in the Fund’s leverage limit up to approximately 33% of the Fund’s Managed Assets. If the Fund’s percentage use of leverage increases over the established leverage limit as a result of a decrease in the Fund’s net asset value, the Fund may be required to reduce its amount of leverage at or below the established leverage limit based on guidelines established by the Fund’s Board of Trustees. As a result, the Fund may be required to sell securities in its portfolio at times and/or at prices that are disadvantagous of the Fund. NAM will be responsible for originating and managing the Fund’s leverage facilities, and NAM will continually monitor the use of leverage by Tradewinds, including adjustments in the percentage use of leverage by the Fund up to the leverage limit and consistent with guidelines established by the Board of Trustees.

The Fund expects that the interest cost of leverage will be based upon the interest cost applicable to high grade credit quality issuers of debt securities, commercial paper or preferred stock, either on a floating rate or fixed rate basis. So long as the rate of total return, net of all applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings or the FundPreferred share dividend rate, the investment of the proceeds of Borrowings or FundPreferred shares will be beneficial to Common Shareholders from a total return standpoint. If so, the excess total return may be available to pay higher distributions to Common Shareholders, or may result in accretion to the Fund’s Managed Assets and net asset value. There is no assurance that the Fund will use leverage or that the Fund’s leverage strategy seeking to enhance total returns will be successful.

The Fund will pay NAM a management fee based on a percentage of Managed Assets and Tradewinds will receive a portion of that fee as a subadvisory fee. Managed Assets include the proceeds realized from the Fund’s use of leverage. Tradewinds will base its decision whether and how much to leverage the Fund based solely on its assessment of whether such use of leverage will advance the Fund’s investment objective. NAM will be responsible for overseeing Tradewinds’ use of leverage and evaluating Tradewinds’ performance in managing the portfolio and using leverage to achieve the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore NAM’s and Tradewinds’ management and subadvisory fees, respectively, means that NAM and Tradewinds may have an incentive to increase the Fund’s use of leverage. NAM and Tradewinds will seek to manage that incentive by only increasing the Fund’s use of leverage when they determine that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

The Fund expects that it will apply for ratings from a NRSRO (most likely S&P, Moody’s and/or Fitch) for any notes and FundPreferred shares it may issue. The Fund presently anticipates that any notes that it may issue initially would be given ratings of at least AA/Aa (or the equivalent short-term ratings) by such NRSROs as S&P (“AA”), Moody’s (“Aa”) or Fitch (“AA”). Also, the Fund anticipates that any FundPreferred shares that it may issue initially would be given ratings of at least AA/Aa by such NRSROs as S&P (“AA”), Moody’s (“Aa”) or Fitch (“AA”).

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Borrowings and FundPreferred shares will each have seniority over the Common Shares. The use of Borrowings and the issuance of FundPreferred shares will leverage the Common Shares. There is no assurance that the Fund’s leveraging strategy will be successful.

Changes in the value of the Fund’s portfolio investments, including costs attributable to Borrowings or FundPreferred Shares, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund uses leverage, the fees paid to NAM (and to Tradewinds) for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes Borrowings and the proceeds from the issuance of FundPreferred shares.

Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Under the 1940 Act, the Fund is not permitted to issue its own preferred shares unless immediately after the issuance the value of the Fund’s total net assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities other than borrowings is at least 200% of such liquidation value. If FundPreferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem FundPreferred shares from time to time to the extent necessary in order to maintain coverage of any FundPreferred shares of at least 200%. If FundPreferred shares are outstanding, two of the Fund’s trustees will be elected by the holders of FundPreferred shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and FundPreferred shares voting together as a single class. In the event the Fund failed to pay dividends on FundPreferred shares for two years, FundPreferred shares would be entitled to elect a majority of the trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), which could have a material adverse effect on the value of the Common Shares.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for FundPreferred shares, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NAM and Tradewinds from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on FundPreferred shares (expected to be at least AA/Aa), the Fund will not issue FundPreferred shares.

Assuming the utilization of leverage through Borrowings, in an amount currently anticipated to represent up to approximately 20% of the Fund’s Managed Assets, at an interest rate of 5.70% payable on such leverage, the return generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 1.14% in order to cover such interest, dividend or payment rates and other expenses specifically related to Borrowings. Of course, these numbers are merely estimates, used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

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The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio net of expenses) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the use of Borrowings representing 20% of the Fund’s Managed Assets, and the Fund’s currently projected annual borrowing interest rate of 5.70%. See “Risks—Leverage Risks.”

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(13.93)%	(7.68)%	(1.43)%	4.83%	11.08%

Common Share total return is comprised of two elements — the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on Borrowings and dividends on FundPreferred shares) and gains or losses on the value of the securities the Fund owns. As required by the Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

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RISKS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

No Prior History

The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

Investment and Market Risks

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share $19.10. Net asset value and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional 0.20% as a percentage of the offering price). The net asset value per Common Share also will be reduced by costs associated with any Borrowings or the issuance of FundPreferred shares. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Common Stock/Small and Medium Sized Company Risks

Although common stocks (and similar equity securities) historically have generated higher average returns than debt securities, common stocks also have experienced significantly more volatility in those returns, including losses, which sometimes have been substantial. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or where political or economic events of the issuers occur. Stocks of small and medium sized companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies and the purchase or sale of more than a limited number of shares of small and medium sized companies may affect their stock prices. Smaller and medium sized companies may not be widely followed by the investment community, which can lower the demand for their stocks. In addition, smaller and medium sized companies tend to have fewer key suppliers and customers, fewer business lines and may have a greater reliance on certain key personnel than larger companies. Changes in suppliers, customers, business lines or personnel, therefore, may have a greater impact on a smaller or medium sized company’s stock price than on a larger company.

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Value Stock Risks

The Fund intends that the equity securities in which it will invest will primarily be securities that Tradewinds believes to be undervalued, or mispriced, and that have the prospect for strong improvement on fundamentals. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common stocks or other equity securities to be out of favor and, in Tradewinds’ opinion, undervalued. If Tradewinds’ assessment of a company’s prospects is wrong, the price of its common stock or other equity securities may fall, or may not approach the value that Tradewinds has placed on them.

Non-U.S. Securities Risks

The Fund may invest a substantial portion of its Managed Assets, up to 75%, in securities of non-U.S. issuers. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

Emerging Markets Risks

The Fund may invest up to 30% of its Managed Assets in emerging market equity and debt securities. Risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets,

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which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Dividend Risks

Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in “Tax Matters,” “qualified dividend income” received by the Fund will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning before January 1, 2011. Higher tax rates will apply to dividend income beginning in 2011, unless further legislative action is taken by Congress. There is no assurance as to what portion of the Fund’s distributions will constitute qualified dividend income. See “Tax Matters.”

Interest Rate Risks

Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

Credit Risks

Credit risk is the risk that one or more of the Government Securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. The Fund’s investments in non-investment grade and emerging market debt securities, if any, will subject it to a heightened degree of credit risk.

Prepayment Risks

During periods of declining interest rates or for other purposes (e.g., in the event of tax or securities law changes), issuers of debt securities may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities. Debt instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specific price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem debt instruments if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Below Investment Grade Securities Risks

Under normal circumstances, the Fund may invest up to 25% of its Managed Assets in ratable securities that are rated below investment grade or that are unrated but judged by Tradewinds to be of comparable quality. Investment in securities of below investment grade quality, commonly referred to as “junk bonds,” may involve a substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect

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to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Non-U.S. Settlement Risks

Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the U.S. Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. At times, settlement in certain non-U.S. countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Call Option Risks

As the seller of a call option, the Fund forgoes, during the option’s term, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the price of the underlying security decline. The extent of the Fund’s exposure to call option risk will vary depending on the degree to which call options are written on the portfolio. In addition, the value of any call options written by the Fund, which will be priced daily, will be affected by, among other things, changes in the value of the securities or indices underlying the options and the remaining time to the options’ expiration. The value of the call options also may be adversely affected if the market for the options becomes less liquid or smaller. The extent of the Fund’s equity call option writing activity (which may at times be little or none, and at other times, may be on most or substantially all of the Fund’s assets invested in equity securities) will depend on market conditions and an ongoing assessment by Tradewinds of the attractiveness (from a risk/reward standpoint) of writing call options on the Fund’s equity holdings.

Convertible Securities Risks

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

REIT Risks

The Fund may invest in common stocks, preferred stocks, convertible securities and rights and warrants, each issued by REITs. As a result, your investment in the Fund may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management.

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Preferred Stock Risks

Generally, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Warrants and Rights Risks

Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Short Sales Risks

Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Investment in Unseasoned Companies and Initial Public Offerings (IPOs)

The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start up companies that have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Fund may invest.

The Fund may invest in shares of companies through IPOs. Investing in IPOs and companies that have recently gone public has the potential to produce substantial gains for the Fund, subject to the Fund’s option writing strategy. However, there is no assurance that the Fund will have access to profitable IPOs. The

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investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of the securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Leverage Risks

The use of leverage through the Fund’s use of Borrowings or issuance of FundPreferred shares creates an opportunity for increased Common Share net income and total return but also creates special risks for Common Shareholders. In addition, there is no assurance that the Fund’s leveraging strategy will be successful. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to any Borrowings and to the issuance and ongoing maintenance of FundPreferred shares (for example, distribution related expenses such as a participation fee paid to broker-dealers successfully participating in FundPreferred share auctions).

Leverage creates two major types of risks for Common Shareholders:

•	the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of the use of Borrowings or the issuance of FundPreferred shares, are borne entirely by the Common Shareholders; and

•	the possibility either that Common Share total return will fall if the interest rate on Borrowings or the dividend rate on FundPreferred shares rises, or that Common Share total return will be less over a specific period than if the Fund had not utilized leverage because the interest rate on Borrowing or the dividend rate on FundPreferred shares exceeded the net total return on the Fund’s investments during that period.

Because Tradewinds has discretion to vary the percentage amount of the Fund’s leverage up to the leverage limit established by the Board of Trustees (initially 20% of the Fund’s Managed Assets), and because the fees paid to Tradewinds (and NAM) by the Fund will be calculated on the basis of total Managed Assets (which is defined to include Borrowings and FundPreferred shares), the fees paid by the Fund will be higher when leverage is utilized, giving Tradewinds (and NAM) an incentive to utilize leverage up to the established leverage limit. To the extent that the Fund is required to reduce its amount of leverage at or below the leverage limit established by the Board of Trustees as a result of a decrease in the Fund’s net asset value, the Fund may be required to sell securities in its portfolio at times and/or at prices that are disadvantageous to the Fund.

Certain Risks of Holding Fund Assets Outside the U.S.

The Fund may hold non-U.S. securities in non-U.S. banks and securities depositories. Some non-U.S. banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries limit the Fund’s ability to recover its assets if a non-U.S. bank or depository, or any of its agents, goes bankrupt. In addition, it is often more expensive for the Fund to purchase, sell and hold securities in certain non-U.S. markets than in the U.S. The increased expense of investing in non-U.S. markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the U.S.

Derivatives Risks

Derivative transactions (such as options on securities, futures contracts and options thereon, swaps and options thereon, and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation between the price of the derivatives and price of the underlying securities or investments or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in

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obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

Hedging Risks

The Fund may use derivatives or other transactions for purposes of hedging the portfolio’s exposure to common stock risk, high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to Tradewinds’ ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that Tradewinds’ judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Inadequate Return

Distributions paid by the Fund to its Common Shareholders are derived in part from realized capital gains, dividends and interest income from the Fund’s investments in equity and debt securities and total returns generated from the Fund’s other investment techniques. The total return generated by the Fund’s investments can vary widely over the short-term and long-term. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund.

Tax Risks

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital to the extent of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. While a portion of the Fund’s income distributions will be classified as “qualified dividend income,” enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund’s income distributions that will be “qualified dividend income.” In addition, the Fund’s income distributions that qualify for favorable tax treatment may be affected by Internal Revenue Service (“IRS”) interpretations of the Code, and future changes in tax laws and regulations.

Possible Effect of Foreign Taxes

The Fund’s investments in non-U.S. securities may be subject to foreign taxes that will reduce the Fund’s overall return, but that will not necessarily be available for pass-through to the Fund’s shareholders as a deduction from taxable income or as a credit against their U.S. tax liability. See “Tax Matters.”

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Illiquid Securities Risks

The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Repurchase Agreement Risks

With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Disruption Risks

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

Inflation Risks

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Deflation Risks

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM and Tradewinds, and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also “Management of the Fund—Investment Adviser and Subadviser.”

Anti-Takeover Provisions

The Fund’s Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust.”

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MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NAM and Tradewinds. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser and Subadviser

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. NAM is responsible for managing the Fund’s overall strategy and operations and overseeing the Tradewinds’ implementation of the Fund’s investment strategy and use of leverage. NAM also is responsible for the on-going monitoring of Tradewinds, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. Founded in 1898, Nuveen Investments and its affiliates had approximately $149 billion of assets under management as of June 30, 2006. Nuveen Investments is a publicly-traded company. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the Common Shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on behalf of the Fund.

Tradewinds, 2049 Century Park East, Los Angeles, California 90067, is the Fund’s subadviser responsible for managing the Fund’s Managed Assets and the Fund’s use of leverage, subject to the oversight of NAM and the Fund’s Board of Trustees. Tradewinds specializes in international, global all-cap and small- and mid-cap value equity strategies. Tradewinds, a registered investment adviser, is an affiliate of NAM. Most of Tradewinds’ personnel, including the Fund’s portfolio manager, were affiliated with NWQ until March 2006, when NWQ reorganized into two distinct entities: NWQ and Tradewinds. As of June 30, 2006, Tradewinds had approximately $26.6 billion in assets under management.

David Iben, CFA, Chief Investment Officer, Managing Director and Portfolio Manager at Tradewinds since March 2006, is the portfolio manager of the Fund. Prior to March 2006, Mr. Iben was a Managing Director and Portfolio Manager at NWQ since November 2000. From October 1998 through November 2000, Mr. Iben was Founder, Chief Investment Officer and lead portfolio manager at Palladian Capital Management.

Additional information about the portfolio manager’s compensation, other accounts managed by him and other information are provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Investment Management Agreement

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee.    The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $500 million	0.8000%
$500 million to $1 billion	0.7750%
$1 billion to $1.5 billion	0.7500%
$1.5 billion to $2 billion	0.7250%
$2 billion and over	0.7000%

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Complex-Level Fee.    The complex-level fee shall be applied according to the following schedule:

Complex-Level Daily Managed Assets(1)	Total Complex-Level Assets	Complex-Level Marginal Rate	Effective Complex-Level Fee Rate
First $55 billion	$55 billion	0.2000%	0.2000%
Next $1 billion	$56 billion	0.1800%	0.1996%
Next $1 billion	$57 billion	0.1600%	0.1989%
Next $3 billion	$60 billion	0.1425%	0.1961%
Next $3 billion	$63 billion	0.1325%	0.1931%
Next $3 billion	$66 billion	0.1250%	0.1900%
Next $5 billion	$71 billion	0.1200%	0.1851%
Next $5 billion	$76 billion	0.1175%	0.1806%
Next $15 billion	$91 billion	0.1150%	0.1698%

(1)	With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S. Complex-level Managed Assets were approximately $67.3 billion as of June 30, 2006.

If the Fund utilizes leverage in an aggregate amount equal to 20% of the Fund’s total assets (including the amount obtained through leverage), the fund-level and complex-level fees calculated as a percentage of net assets attributable to Common Shares would be as follows:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $500 million	1.0000%
$500 million to $1 billion	0.9688%
$1 billion to $1.5 billion	0.9375%
$1.5 billion to $2 billion	0.9063%
$2 billion and over	0.8750%

Complex-Level Daily Managed Assets	Total Complex-Level Assets	Effective Complex-Level Fee Rate
First $55 billion	$55 billion	0.2500%
Next $1 billion	$56 billion	0.2495%
Next $1 billion	$57 billion	0.2486%
Next $3 billion	$60 billion	0.2451%
Next $3 billion	$63 billion	0.2414%
Next $3 billion	$66 billion	0.2375%
Next $5 billion	$71 billion	0.2314%
Next $5 billion	$76 billion	0.2258%
Next $15 billion	$91 billion	0.2123%

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Pursuant to an investment sub-advisory agreement between NAM and Tradewinds, Tradewinds will receive from NAM a management fee equal to the portion specified below of the management fee payable by the Fund to NAM (net of the reimbursements described below), payable on a monthly basis:

Average Daily Managed Assets	Percentage of Net Management Fee
Up to $500 million	0.4125%
$500 million to $1 billion	0.4000%
$1 billion to $1.5 billion	0.3875%
$1.5 billion to $2 billion	0.3750%
Over $2 billion	0.3625%

In addition to NAM’s fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent registered public accounting firm, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

A discussion of the basis for the Board of Trustee’s initial approval of the Fund’s investment management agreement is contained in the Statement of Additional Information. The basis for subsequent continuations of those agreements and sub-advisory agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

Regulatory and Other Matters

Over the past few years, the Securities and Exchange Commission, state Attorneys General and other federal and state officials of various other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies and other practices of advisers and distributors of investment companies. NAM and certain of its affiliates have received information requests and subpoenas from the Securities and Exchange Commission, other federal officials and state Attorneys General in connection with these inquiries. NAM and its affiliates have complied with these requests and subpoenas and, to date, no proceedings have been brought against NAM and its affiliates. NAM and its affiliates have no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. Due to the existing regulatory climate, NAM and its affiliates may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future. Based on internal reviews of trading practices and other regulatory matters, NAM and its affiliates have not found any information that they believe would have a material adverse effect on the Fund, its Common Shares or the ability of NAM to perform its duties under the investment management agreement with the Fund.

NET ASSET VALUE

The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, long positions are valued at the last available bid price and short positions are valued at the last available ask price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair

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market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic exchanges or admitted to trading on The NASDAQ Stock Market, Inc. (“NASDAQ”) national list are valued in a like manner except that NASDAQ national list securities are valued using the NASDAQ official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Generally, readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Tradewinds to be OTC, but excluding securities admitted to trading on the NASDAQ national list, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Trustees deems appropriate to reflect their fair market value. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee, may determine the fair value for the security.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund’s shares are determined at such times.

If the Fund invests in corporate loans or other debt securities, the Fund may use an independent pricing service to value most senior loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Fund will use the fair value method to value senior loans or other debt securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value.

Securities that are fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

DISTRIBUTIONS

Commencing with the first distribution, the Fund will pay monthly distributions stated in terms of a fixed cents per Common Share dividend rate that will be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing

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unrealized capital gains. Monthly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. NAM, in making such projections, may consider long-term historical returns and a variety of other factors. Distributions can only be made after paying any interest and required principal payments on Borrowings, if any, and any accrued dividends to FundPreferred shareholders, if any. The distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of the Fund’s equity investments compared to fixed-income investment, but that prefer a consistent level of cash distributions be available each month for reinvestment or for other purposes of their choosing.

If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years, when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

At the same time that it pays a monthly distribution, the Fund will post on its website (www.nuveen.com/etf), and make available in written form to holders of its Common Shares a notice of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The Fund expects that it will provide this type of information primarily on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions, and because the Fund expects that the distributions’ tax characteristics will fairly reflect the economic basis of the funds’ distributions and returns. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) after making interest and required principal payments on Borrowings or paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shareholders or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their

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attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. The distributions paid by the Fund should not be viewed solely as “income.”

The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”) your distributions, including any capital gain distributions, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent. The tax consequences of a distribution are the same regardless of whether such distribution is reinvested or received in cash. See “Tax Matters” below.

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if the Common Shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per Common Share on the last purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

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The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Equiserve Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, and Borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. Whenever the Fund incurs Borrowings and/or issues FundPreferred shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such Borrowings has been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions. See “—FundPreferred Shares” below.

The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share $19.10. Net asset value and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional 0.20% as a percentage of the offering price). Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per Common Share. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares

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of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Borrowings

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such Borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of Borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an “asset coverage” of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowing represented by senior securities issued by the Fund. As with the issuance of FundPreferred shares, certain types of Borrowing may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund would repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes. See “Investment Restrictions” in the Statement of Additional Information.

FundPreferred Shares

The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any FundPreferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Limited Issuance of FundPreferred Shares.    Under the 1940 Act, the Fund can issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the FundPreferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference.    The FundPreferred shares would have complete priority over the Common Shares as to distribution of assets.

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Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights.    The 1940 Act requires that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares would vote together with Common Shareholders as a single class.

Holders of FundPreferred shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than fifteen trustees). The remaining trustees would be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the FundPreferred shares, the holders of all outstanding FundPreferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of FundPreferred shares would be required, in addition to the single class vote of the holders of FundPreferred shares and Common Shares. See “Certain Provisions in the Declaration of Trust” and the Statement of Additional Information under “Description of Shares—FundPreferred Shares—Voting Rights.”

Redemption, Purchase and Sale of FundPreferred Shares.    The terms of the FundPreferred shares may provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of FundPreferred shares by the Fund would reduce the leverage applicable to Common Shares, while any issuance of such shares by the Fund would increase such leverage.

In the event of any future issuance of FundPreferred shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as FundPreferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any FundPreferred shares.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any

48

corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, FundPreferred shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series would be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares, the action in question would also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under “Certain Provisions in the Declaration of Trust.”

The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end

49

investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

The discussions below and certain disclosure in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a shareholder who is a U.S. person, as defined for U.S. federal income tax purposes, and that you hold the Common Shares as a capital asset.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. The Fund believes that its investment strategies will generate qualifying regulated investment company income under current U.S. federal income tax law. If in any taxable year the Fund failed for any reason to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to Common Shareholders would not be deductible by the Fund in computing its taxable income. You should consult with your own tax adviser regarding the particular consequences to you of investing in the Fund.

Over time, the Fund will distribute all of its investment company taxable income (after it pays accrued dividends on, or redeems or liquidates, outstanding FundPreferred shares, if any, and makes interest and required principal payments on Borrowings, if any). In addition, at least annually, the Fund intends to distribute net capital gains not previously distributed, or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained

50

gain will also be entitled to increase their tax basis in their Common Shares by the difference between their share of the retained gain and the tax deemed paid on their behalf by the Fund. Distributions of the Fund’s net capital gain, if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term gains will be taxable as ordinary income.

Dividends paid to you out of the Fund’s investment company taxable income (which includes dividends the Fund receives, interest income, and net short-term capital gain) will generally be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Common Shares, except as described below with respect to “qualified dividend income.” Distributions of net capital gain, if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. Dividends paid by the Fund will qualify for the dividends received deduction in the hands of corporate shareholders only to the extent that dividends earned by the Fund so qualify. A distribution of an amount in excess of the Fund’s earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

The tax treatment of the Fund’s investments may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying as a registered investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a registered investment company.

Under current law the maximum tax rate on long-term capital gains and “qualified dividend income” of noncorporate investors is 15%. To be eligible for the reduced rate on qualified dividend income, a shareholder must satisfy certain holding period requirements. In the case of a regulated investment company, the amount of dividends paid by the company that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by the company. To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the reduced rates of tax on long-term capital gains and qualified dividend income will lapse, and the previous rates of 20% and 35%, respectively, will be reinstated, for taxable years beginning on or after January 1, 2011.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the then current estimated source of the distribution made for tax purposes. However, the ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Pursuant to exemptive relief obtained by NAM with respect to its funds (including the Fund), the Fund can distribute net realized capital gains to its Common Shareholders in more than one of its monthly distributions. Each year, we will notify you of the tax status of dividends and other distributions.

If you sell Common Shares, you may realize a capital gain or loss that will be long-term or short-term, depending on your holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term capital gain or loss if the shares have been held for more than one year.

A repurchase by the Fund of its shares generally will be treated as a sale of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section

51

318 of the Code, any of the Fund’s outstanding shares. If, after a repurchase a shareholder continues to own, directly or by attribution, any of the Fund’s outstanding shares, it is possible that any amounts received in the repurchase by such shareholder will be taxable as a dividend to such shareholder. There is a risk that shareholders who do not have any of their shares repurchased in such case would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

The Fund’s investment in non-U.S. foreign securities may be subject to foreign withholding and other taxes, which could decrease the Fund’s yield on those securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the end of its fiscal year are invested in securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Fund will consider the value of the benefit to various types of shareholders of the Fund, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder’s ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

We may be required to withhold federal income tax from all taxable distributions payable if you:

•	fail to provide us with your correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the IRS that you are subject to backup withholding.

Under current law the backup withholding rate is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. This withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the required information is furnished to the IRS.

Federal tax law imposes an alternative minimum tax with respect to individuals and corporations. Under current law, it is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund.

The Fund may invest in securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

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UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the underwriters named below, for whom Morgan Stanley & Co. Incorporated is acting as representative, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares
Morgan Stanley & Co. Incorporated	13,365,000
Citigroup Global Markets Inc.	1,500,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,500,000
A.G. Edwards & Sons, Inc.	500,000
Nuveen Investments, LLC	500,000
Doft & Co., Inc.	100,000
H&R Block Financial Advisers, Inc.	100,000
Oppenheimer & Co. Inc.	100,000
RBC Capital Markets Corporation	100,000
Wedbush Morgan Securities, Inc.	100,000
Wells Fargo Securities, LLC	100,000
E*TRADE Securities LLC	35,000
Ferris, Baker Watts, Incorporated	35,000
GunnAllen Financial, Incorporated	35,000
Janney Montgomery Scott LLC	35,000
Muriel Siebert & Co., Inc.	35,000
Crowell, Weedon & Co.	15,000
Robert W. Baird & Co. Incorporated	15,000
BB&T Capital Markets, A division of Scott & Stingfellow, Inc.	15,000
D.A. Davidson & Co.	15,000
J.B. Hanauer & Co.	15,000
HSBC Securities (USA) Inc.	15,000
J.J.B. Hilliard, W.L. Lyons, Inc.	15,000
Ladenburg Thalmann & Co. Inc.	15,000
Lasalle Street Securities LLC	15,000
ML Stern & Co., LLC	15,000
David A. Noyes & Company	15,000
Ryan Beck & Co., Inc.	15,000
Southwest Securities, Inc.	15,000
SunTrust Capital Markets, Inc.	15,000

Total	18,350,000

The underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken. However, the underwriters are not required to take or pay for the Common Shares covered by the underwriters’ over-allotment option described below.

The underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $0.60 a share under the initial offering price. Any underwriter may allow, and such

53

dealers may reallow, a concession not in excess of $0.10 a share to the other underwriters or to certain dealers. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the representative. The underwriting discounts and commissions (sales load) of $0.90 a share are equal to 4.5% of the initial offering price. Investors must pay for any Common Shares purchased on or before July 27, 2006.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of 2,752,500 Common Shares at the initial offering price per Common Share listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all underwriters in the preceding table. If the underwriters’ over-allotment option is exercised in full, the total price to the public would be $422,050,000, the total underwriters’ discounts and commissions (sales load) would be $18,992,250, the estimated offering expenses would be $844,100 and the total proceeds to the Fund would be $402,213,650.

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Expenses payable by Fund	$0.04	$0.04	$734,000	$844,100
Underwriting discounts and commissions (sales load)	$0.90	$0.90	$16,515,000	$18,992,250

Expenses payable by the Fund in the table above include reimbursement to the underwriters by the Fund for expenses incurred by the underwriters in connection with this offering, as described in the next paragraph. The fees described below under “—Additional Compensation to Be Paid by NAM” are not reimbursable to NAM, and are therefore not reflected in expenses payable by the Fund in the table above.

The Fund has agreed to pay the underwriters $0.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. Offering expenses paid by the Fund (other than underwriting discounts and commissions), including expenses reimbursed by the Fund to the underwriters, will not exceed $0.04 per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount Nuveen will pay the excess. The aggregate offering expenses (excluding underwriting discounts and commissions, but including expenses reimbursed to the underwriters) are estimated to be $734,000 in total, or $0.04 per Common Share sold by the Fund in this offering.

The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

In order to meet requirements for the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 Common Shares ($2,000).

The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “JGV.”

The Fund has agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the underwriters, it will not, during the period ending 180 days after the date of this prospectus:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of,

54

directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares,

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the Securities and Exchange Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. These lock-up agreements will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Fund’s Dividend Reinvestment Plan.

In order to facilitate the offering of the Common Shares, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The underwriters can close out a covered short sale by exercising the over allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, Nuveen and the representative. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that the representative and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically.

The Fund and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.

The address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036.

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Additional Compensation to Be Paid by NAM

In connection with this transaction, Morgan Stanley & Co. Incorporated will be paid a marketing and structuring fee by NAM (and not the Fund) equal to 1.25% of the aggregate price to the public of the Common Shares sold by Morgan Stanley (including shares over-allotted by Morgan Stanley regardless of whether the over-allotment option is exercised), and which will total $4,318,609. The marketing and structuring fee paid to Morgan Stanley will not exceed 1.18% of the total price to the public of the Common Shares sold in this offering. In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), this marketing and structuring fee will be earned by and paid to Morgan Stanley by NAM for advice to NAM on the design and structuring of, and marketing assistance with respect to, the Fund and the distribution of its Common Shares.

NAM (and not the Fund) has also agreed to pay from its own assets to Citigroup Global Markets Inc. a marketing and structuring fee up to $163,071 for advice to NAM relating to the structure and design of the Fund and the organization of the Fund, as well as services related to the sale and distribution of the Common Shares. The marketing and structuring fee paid to Citigroup will not exceed 1% of the total price to the public of the Common Shares sold by Citigroup in this offering.

NAM (and not the Fund) has agreed to pay from its own assets to A.G. Edwards & Sons, Inc. a marketing and structuring fee up to $60,000 for advice to NAM relating to the structure and design of the Fund and the organization of the Fund, as well as services related to the sale and distribution of the Common Shares. The marketing and structuring fee paid to A.G. Edwards will not exceed 1% of the total price to the public of the Common Shares sold by A.G. Edwards in this offering.

Finally, NAM (and not the Fund) has also agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. This additional compensation will be payable quarterly at an annual rate of 0.15% of the Fund’s Managed Assets in respect of Common Shares sold by Merrill Lynch in this offering. This arrangement will remain in effect during the continuance of the investment advisory agreement between NAM and the Fund. Merrill Lynch has agreed to provide, upon NAM’s request, certain after-market shareholder support services, including services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry and asset management industry.

The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load, the fees described above and amounts reimbursed to the underwriters by the Fund, will not exceed 9% of the total price to the public of the Common Shares sold in this offering.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the underwriters by Davis Polk & Wardwell, New York, New York. Bell, Boyd & Lloyd LLC and Davis Polk & Wardwell may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

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57

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

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Nuveen Global Value Opportunities Fund

EPR-JGV-0706D

NUVEEN GLOBAL VALUE OPPORTUNITIES FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Global Value Opportunities Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated July 24, 2006 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated July 24, 2006.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $349,751,000 ($402,213,650 if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs. Nuveen Investments, LLC (“Nuveen”) has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities, or in high quality, short-term money market instruments. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s net asset value would be subject to less fluctuation than would be the case at such time as the Fund is fully invested.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of total return. The Fund seeks to achieve its investment objective primarily by investing in a diversified global portfolio of equity securities, as well as in debt securities issued by corporate and governmental entities.

The Fund will invest primarily in a diversified global portfolio of equity securities, as well as debt securities issued by corporate and governmental entities. In order to seek to achieve the Fund’s investment objective, the Fund’s subadviser, Tradewinds NWQ Global Investors, LLC (“Tradewinds”), will apply its value-oriented investment strategy, through which it opportunistically seeks to identify undervalued securities in the context of major themes shaping opportunities in the global market. The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, rights, depositary receipts and real estate investment trust securities issued by non-U.S. and U.S. companies with a broad range of market capitalizations. The debt securities in which the Fund may invest include debt securities and other debt-like instruments issued by non-U.S. and U.S. corporate and governmental entities.

The Fund’s investment objective is considered fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares and, if applicable, FundPreferred/R/ shares (defined below) voting together as a single class, and of the holders of a “majority of the outstanding” FundPreferred shares voting as a separate class, if applicable. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—FundPreferred Shares—Voting Rights” in the Fund’s Prospectus and in this Statement of Additional Information for additional information with respect to the voting rights of holders of FundPreferred shares.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if applicable, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class, if applicable:

(1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

(5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in real estate; and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, or except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in commodities, and this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities;

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and

(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares (“Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies.

(3) purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations (“NRSROs”) that may issue ratings for FundPreferred shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Tradewinds from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies, and techniques that are described in the Fund’s Prospectus.

The Fund’s investment objective is to provide a high level of total return. The Fund seeks to achieve its investment objective primarily by investing in a diversified global portfolio of equity securities, as well as in debt securities issued by corporate and governmental entities. In order to seek to achieve the Fund’s investment objective, Tradewinds will apply its value-oriented investment strategy, through which it opportunistically seeks to identify undervalued securities in the context of major themes shaping investment opportunities in the global market. Tradewinds’ investment process employs rigorous bottom-up research to select securities it believes to be undervalued, or mispriced, and that have the prospect for strong price appreciation based on improving fundamentals. See “Tradewinds Investment Philosophy and Process.”

During most periods, the Fund expects that its Managed Assets (as defined on page 8) will be predominantly, and perhaps sometimes entirely, invested in equity securities. Upon completion of the initial investment of the net proceeds of this offering, the Fund expects that approximately 80% of its Managed Assets will be invested in equity securities of non-U.S. and U.S. companies with a broad range of market capitalizations, and approximately 20% will be invested in debt securities and other debt-like instruments of non-U.S. and U.S. corporate and governmental entities. See “Use of Proceeds.” However, the percentage allocation of the Fund’s Managed Assets for investment in equity securities and debt securities may vary depending on Tradewinds’ assessment of market conditions and the relative attractiveness of such investment opportunities, and, during certain periods, the Fund’s investments in debt securities may constitute a more significant portion, or perhaps even substantially all, of the Fund’s Managed Assets.

In pursuing its investment objective, it is anticipated that the Fund’s total return, if any, will be generated from realized and unrealized capital gains, dividends and interest income from the Fund’s investments in equity and debt securities, and total returns generated from the Fund’s other investment techniques. The Fund’s investments will generate varying returns based upon market conditions and other factors.

The Fund may not invest more than:

•	30% of its Managed Assets in emerging market securities;

•	30% of its Managed Assets in securities issued by issuers in a single non-U.S. country;

•	75% of its Managed Assets in securities issued by non-U.S. issuers;

•	25% of its Managed Assets in ratable securities that are rated below investment grade or are unrated but judged to be of comparable quality by Tradewinds; and

•	20% of its Managed Assets in securities issued by issuers in any one industry.

Equity Securities. The Fund intends that the global equity securities in which it will invest will be issued by companies in all capitalization ranges. Equity securities include, but are not limited to, common stocks, preferred stocks with predominantly equity (as opposed to fixed-income) investment characteristics, convertible securities, warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and real estate investment trust (“REIT”) securities. An investment in the equity securities of a company generally represents a proportionate ownership interest in that company or the right to acquire such an interest. Therefore, the Fund participates in the financial success of any company in which it has an equity interest. See also “—Below Investment Grade Securities.”

Debt Securities. Debt securities include, but are not limited to, corporate bonds, notes, debentures, preferred stocks with predominantly fixed income characteristics, corporate loans and other similar types of corporate debt instruments issued by non-U.S. and U.S. corporate issuers, and debt securities and other debt instruments issued by non-U.S. and U.S. governments and government-related entities. The Fund’s debt securities may pay fixed or floating rates of interest. A substantial portion of the Fund’s debt securities may be rated below investment grade or unrated but judged to be of comparable quality by Tradewinds. See “--Below Investment Grade Securities.”

Non-U.S. Issuers. The Fund may invest a substantial portion of its Managed Assets, up to 75%, in securities of non-U.S. issuers in both developed and emerging markets. The Fund will invest at least 40% of its Managed Assets in non-U.S. securities. The amount of the Fund’s Managed Assets invested in non-U.S. securities may change over time depending on Tradewinds’ ongoing assessment of market opportunities as well as the relative size of the U.S. market capitalization versus the global market capitalization. In addition, the Fund may invest up to 30% of its Managed Assets in emerging market equity and debt securities.

Equity Call Options. The Fund may opportunistically write (sell) call options on a portion of the Fund’s portfolio of equity securities and on broad-based securities indices or certain exchange-traded funds (“ETFs”). The extent of the Fund’s equity call option writing activity (which may at times be little or none, and at other times, may be on most or substantially all of the Fund’s assets invested in equity securities) will depend on market conditions and an ongoing assessment by Tradewinds of the attractiveness (from a risk/reward standpoint) of writing call options.

Generally, the Fund intends to sell call options on individual securities that are out-of-the-money (i.e., the exercise price generally will be above the current level of the value of the underlying security). By selling call options on less than the full value of the equity securities held by the Fund, the Fund retains any capital appreciation on the portion of the equity securities not effectively subject to the call options. By selling call options that are slightly out-of-the-money, the Fund also retains potential appreciation up to the exercise price of the call options. The Fund, in effect, sells the potential appreciation in the value of the portion of its equity securities subject to call options in exchange for the premium. If, at expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the value of the equity securities and the exercise price of the option. See “The Fund’s Investments” and “Risks” in the Prospectus.

Typically, decisions regarding the level of call option writing will be made on a security-by-security basis and will depend upon several factors, including, among others, (a) the current market price of the security underlying the option relative to Tradewinds’ valuation of that security, (b) the relative value of the call option, and (c) the volatility of the equity markets. By selling call options on less than the full value of the equity securities held by the Fund, the Fund retains any capital appreciation on the portion of the equity securities not effectively subject to the call options. By selling call options that are out-of-the-money, the Fund also retains potential appreciation up to the exercise price of the call options. The Fund, in effect, sells the potential appreciation above the exercise price on the portion of its equity securities subject to call options in exchange for the premium.

Below Investment Grade Securities. Under normal circumstances, the Fund may invest up to 25% of its Managed Assets in ratable securities that are rated below investment grade or that are unrated but judged by Tradewinds to be of comparable quality. Securities rated below investment grade are commonly referred to as “junk securities.” Investment grade securities include those ratable securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by Standard and Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”), or (ii) unrated but judged by Tradewinds to be of comparable quality. Ratable securities generally are fixed-income securities (e.g., bonds, notes, debentures, income-oriented preferred stocks and loans). Common stocks and certain other equity securities (e.g., warrants, rights, depositary receipts and REIT securities) generally are not ratable securities.

Other Investment Techniques. The Fund may use a variety of other investment techniques to efficiently create or maintain exposure to particular securities, markets or regions, to seek to increase the total return of the Fund, or to help protect against declines in portfolio value due to the Fund’s exposure to movements in the value of equity or debt securities markets and exposure to non-U.S. currencies. These techniques include the use of derivative instruments, such as structured notes, swaps, futures, options, currency exchange transactions and short sales. See “Portfolio Composition” for further information on these investment techniques.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of this offering are being invested, Tradewinds may deviate from its investment guidelines noted above. In addition, upon Tradewinds’ recommendation that a change would be in the best interests of the Fund and its shareholders, and subject to the approval by the Fund’s Board of Trustees, Tradewinds may deviate from its investment guidelines discussed herein.

The Fund’s net assets, including assets attributable to any FundPreferred shares (as defined on page 9) that may be outstanding and the principal amount of any Borrowings (also defined on page 9), are called “Managed Assets.”

Upon Tradewind’s determination that it would be in the best interests of the Fund and its Common Shareholders, the Fund likely will seek to increase total returns for Common Shareholders by utilizing financial leverage through bank borrowings, issuing commercial paper or notes (collectively, “Borrowings”) and/or offering preferred shares of beneficial interest (“FundPreferred® shares”). The Fund’s Board of Trustees has approved the use of leverage by the Fund, with an initial leverage limit of approximately 20% of the Fund’s Managed Assets, which leverage limit may be increased or decreased by the Board of Trustees from time to time. The amount of leverage utilized by the Fund at any given time, up to the leverage limit, will be determined by Tradewinds, subject to oversight by Nuveen Asset Management (“NAM”), the Fund’s adviser, and the Fund’s Board of Trustees. The Fund intends that leverage utilized by the Fund for at least two years following this offering will be accomplished through Borrowings. Subject to the leverage limit established by the Board of Trustees (initially 20% of the Fund’s Managed Assets), Tradewinds may, at its discretion, opportunistically vary the Fund’s percentage use of leverage depending on its assessment of market conditions and investment opportunities across global markets. The use of leverage by the Fund in excess of the established leverage limit (other than as a result of a decrease in the Fund’s net asset value as discussed below) would require the approval of the Fund’s Board of Trustees. The Board of Trustees may approve an increase in the Fund’s leverage limit up to approximately 33% of the Fund’s Managed Assets. If the Fund’s percentage use of leverage increases over the established leverage limit as a result of a decrease in the Fund’s net asset value, the Fund may be required to reduce its amount of leverage at or below the established leverage limit based on guidelines established by the Fund’s Board of Trustees. As a result, the Fund may be required to sell securities in its portfolio at times and/or at prices that are disadvantageous to the Fund. NAM will be responsible for originating and managing the Fund’s leverage facilities, and NAM will continually monitor the use of leverage by Tradewinds, including adjustments in the percentage use of leverage by the Fund up to the leverage limit and consistent with guidelines established by the Board of Trustees.

The Fund expects that the interest cost of leverage will be based upon the interest cost of funds applicable to high grade credit quality issuers of debt securities, commercial paper or preferred stock, either on a floating rate or fixed rate basis. So long as the rate of total return, net of all applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings or the FundPreferred share dividend rate, the investment of the proceeds of Borrowings or Fund Preferred shares will be beneficial to Common Shareholders from a total return standpoint. If so, the excess total return may be available to pay higher distributions to Common Shareholders or may result in accretions to the Fund’s Managed Assets and net asset value. There is no assurance that the Fund will use leverage or that the Fund’s leverage strategy seeking to enhance total returns will be successful.

The Fund will pay NAM a management fee based on a percentage of Managed Assets and Tradewinds will receive a portion of that fee as a subadvisory fee. Managed Assets include the proceeds realized from the Fund’s use of leverage. Tradewinds will base its decision whether and how much to leverage the Fund based solely on its assessment of whether such use of leverage will advance the Fund’s investment objective. NAM will be responsible for overseeing Tradewinds’ use of leverage and evaluating Tradewinds’ performance in managing the portfolio and using leverage to achieve the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore NAM’s and Tradewinds’ management and subadvisory fees, respectively, means that NAM and Tradewinds may have incentive to increase the Fund’s use of leverage. NAM and Tradewinds will seek to manage that incentive by only increasing the Fund’s use of leverage when they determine that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

Overall Fund Management

NAM is the Fund’s investment adviser, managing the Fund’s overall strategy and its implementation. NAM will oversee Tradewinds, the Fund’s subadviser, in its implementation of the Fund’s investment strategy and use of leverage. See “Use of Leverage” in the Prospectus. This oversight will include ongoing evaluation of Tradewinds’ investment performance, quality of investment process and personnel, compliance with Fund regulatory guidelines, trade allocation and execution and other factors. This effort may involve making adjustments to investment policies in an attempt to reduce costs and mitigate risks.

Tradewinds Investment Philosophy and Process

While nearly 70% of the world’s gross domestic product (“GDP”) is generated in non-U.S. markets, only approximately 50% of the world’s equity market value is located in such non-U.S. markets. Tradewinds believes that global investment opportunities are expanding due to accelerating GDP growth overseas. Tradewinds believes that fundamental equity valuations are often more attractive in non-U.S. markets and that a global portfolio may be structured with favorable valuation metrics. In addition, Tradewinds believes a strategy of investing across all capitalization ranges may help to broaden further the range of investment opportunities in the global marketplace.

In managing the Fund’s portfolio, Tradewinds will apply its value-oriented investment strategy, through which it opportunistically seeks to identify undervalued securities in the context of major themes shaping opportunities in the global market. Tradewinds’ investment process employs rigorous bottom-up research to select securities that it believes to be undervalued, or mispriced, and that have the prospect for strong price appreciation based on improving fundamentals. Tradewinds also applies a strong sell discipline in which it considers selling a security when it shows deteriorating fundamentals, falls short of expectations and/or has reached a valuation Tradewinds believes is no longer compelling. Portfolio diversification and position limits, along with other risk management tools, play an important role in the Tradewinds’ overall investment process.

To identify attractive investment opportunities, Tradewinds couples the development of strategic global investment themes with its value-oriented investment process. Examples of strategic themes include: differential GDP growth between countries and regions; corporate restructuring and cross-border merger and acquisition trends; deregulation and privatization of infrastructure; globalization of labor; outsourcing; global resource and production scarcities; and other factors that create comparative advantage. Tradewinds believes its approach enables it to seize undervalued investment opportunities that result from structural and market changes associated with the strategic themes.

The analysis of investment themes provides a framework for identifying significant economic and market factors that correspond to distinct investment opportunities involving particular regions of the world, countries, sectors, industries and companies positioned to outperform. This process is essential to the generation of specific investment ideas and the construction of a diversified portfolio. Tradewinds focuses on companies with varying capitalizations. When researching individual companies, Tradewinds analyzes a broad range of fundamental valuation metrics, and select qualitative and quantitative factors indicating whether a company is well positioned to capitalize on opportunity. In addition, Tradewinds carefully evaluates investment potential at various levels of a company’s capital structure in addition to focusing on a company’s common stock. Tradewinds seeks to identify the most attractive potential returns, which may result in shifting the portfolio emphasis between equity securities and debt securities. Over the longer term, the asset mix and global investment exposures will be actively managed to capitalize on market opportunities and Tradewinds’ best ideas across various equity and debt markets.

To a limited degree, Tradewinds may use various techniques to diversify exposure to particular markets and regions. Such techniques include the opportunistic sale of call options and use of other derivatives and investment vehicles, such as ETFs to hedge risk or enhance returns, or to create and substitute investment exposures more efficiently.

PORTFOLIO COMPOSITION

The Fund’s portfolio will be composed principally of the investments described below.

Common Stocks. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The Fund intends that the common stocks in which it will invest will primarily be securities that Tradewinds believes to be undervalued, or mispriced, and that have the prospect for strong price appreciation based on improving fundamentals.

Preferred Stocks. Preferred stocks with predominantly equity investment characteristics, like common stocks, represent an equity ownership in an issuer. Generally, preferred stocks have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred stocks do not usually have voting rights. Preferred stocks in some instances are convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt securities and common stocks. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Tradewinds would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred stocks may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

Because the claim on an issuer’s earnings represented by preferred stock may become disproportionately large when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Preferred stocks that have predominantly fixed-income characteristics are typically issued by corporations or by an affiliated business trust of a corporation. The market for these preferred stocks consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. These preferred stocks are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, these types of preferred stocks typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument. See “Risks—Convertible Security Risks” in the Prospectus.

Warrants. A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price. See also “Other Investment Policies and Techniques—Warrants and Equity Securities.”

Depositary Receipts—ADRs, EDRs, and GDRs. The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

REITs. REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed.

Exchange-Traded Funds (ETFs). The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange or the NASDAQ. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. See also “—Other Investment Companies.”

Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (“embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) of other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Corporate Loans. The Fund may invest (i) in loans made by banks or other financial institutions to corporate issuers or (ii) participation interests in such loans. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield debt and, therefore, presents increased market risk relating to liquidity and pricing concerns. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Purchasing a participation in a corporate loan typically will result in the Fund having a contractual relationship with the lender, not the borrower. In this instance, the Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the Fund only acquires a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan.

Non-U.S. Government and Supranational Debt Securities, Including Emerging Markets Investments. The Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: fixed income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed income securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its non-U.S. reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from non-U.S. trade to service its external debt, it may need to depend on continuing loans and aid from non-U.S. governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in U.S. by which defaulted interest may be collected.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

U.S. Government Debt Securities. The Fund may invest in U.S. Government debt securities, U.S. local government debt securities and U.S. Government agency securities of any maturity, including U.S. Government mortgage-backed securities. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States. These securities include U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Administration. U.S. Government agency securities, as used herein, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government, such as the Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation. Securities issued by these entities are generally not supported by the full faith and credit of the United States. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

Call Options. The Fund may opportunistically write (sell) call options on a portion of the Fund’s portfolio of equity securities and on broad-based securities indices or certain ETFs that trade like common stock but that seek to replicate such securities indices. The extent of this equity option writing activity (which may at times be little or none, and at other times, may be on most or substantially all of the Fund’s assets invested in equity securities) will depend on market conditions and an ongoing assessment by Tradewinds of the attractiveness (from a risk/reward standpoint) of writing call options. The Fund may also write call options or sell put options for hedging purposes.

As the seller of a call option, the Fund receives a premium from the purchaser. The purchaser of the call option has the right to any appreciation in the value of the individual security or index underlying the options over the exercise price on the expiration date. If, at expiration, the purchaser exercises the option sold by the Fund, the Fund will pay the purchaser the difference between the value of the individual security or index underlying the option and the exercise price of the option. The premium, the exercise price and the market value of the individual security or index underlying the option determine the gain or loss realized by the Fund as the seller of the call option. The Fund generally will repurchase call options prior to the expiration dates, ending the Fund’s obligation. In that case, the cost of repurchasing an option will determine the gain or loss realized by the Fund.

The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize option premiums. The cost of a closing transaction may reduce the option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the individual security or index, and by the opportunity to realize additional premium income from selling a new option.

The Fund will only sell call options on a “covered basis.” A call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board of Trustees) in an amount equal to the contract value of the individual securities underlying the option. A call option also is covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board of Trustees). See also“—Illiquid Securities.”

Interest Rate and Total Return Swaps. In lieu of holding debt securities directly, the Fund may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The Fund also may invest in these debt-related derivative instruments for hedging purposes. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Fund and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local short-term interest rates and a fixed rate referenced to the interest rate in the non-U.S. local government securities market denominated in that local market currency. For example, the Fund would agree to pay a short-term floating rate of interest (e.g., the three-month London Interbank Offer Rate denominated in Euros (“Euro LIBOR”)) and receive a fixed rate of interest in Euros for a period of 10 years. This would enable the Fund to earn the current difference between Euro LIBOR and the higher fixed rate. Additionally, it would expose the Fund to changes in the level of 10 year interest rates in Europe. This would enable the Fund to benefit from falling 10 year rates in Europe and conversely the Fund would experience a reduction in value if 10 year Euro interest rates rose.

In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate. For example, if the Fund desires to gain exposure to the local sovereign debt of Australia, it could enter into total return swap with a bank or other counterparty based on the local sovereign debt of Australia having a specified maturity (e.g., 10 years). Each sub-period (quarterly or monthly), the Fund would receive the total return of the local sovereign debt of Australia and pay the bank a specified rate (e.g., an Australian local short-term interest rate) plus or minus a specified spread. As a result, the Fund achieves a return equivalent to a direct investment in the underlying Australian local sovereign debt. While the Fund pays the bank or other counterparty the floating rate plus or minus the spread (typically 30 basis points), it does not have currency exposure to the underlying non-U.S. currency. The Fund assumes primarily the credit and interest rate risk of Australian local sovereign debt.

The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. If Tradewinds is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Bond Futures and Forward Contracts. Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the counter (“OTC”) transactions.

Swaptions. The Fund may enter into swaptions in order to enhance the Fund’s total return or for hedging purposes. A swaption is an OTC traded option that gives the seller the right, but not the obligation, to enter into an interest rate swap at a set rate on an agreed upon future date. Although the typical swaption is an option on an interest rate swap, a swaption could be an option on any type of swap. In return for this flexibility, the purchaser of the swaption pays a premium determined taking into account the duration of the option period, the term and strike rate of the swap and the volatility of interest rates. If interest rates fall, the purchaser of the swaption will let the swaption expire and transact an interest rate swap at the prevailing market rate. NAM believes that swaptions confer all the benefits of an interest rate swap as well as being a useful tool where there is uncertainty of outcome. There is currently a liquid swaption market on the LIBOR rates of all the world’s major currencies. There are three styles of swaptions: American, in which the holder is allowed to enter the swap on any day that falls within a range of two dates; Bermudian, in which the holder is allowed to enter the swap on a sequence of dates; and European, in which the holder is allowed to enter the swap on one specified date.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. Commercial paper may include variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Tradewinds will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and that mature within one year of the date of purchase or carry a variable or floating rate of interest.

Asset-Backed Securities. The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued that, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

Mortgage-Backed Securities.    The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality, though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks, and special purpose entities. Private mortgage-backed securities may be supported by U.S. government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Interest Rate Transactions. In order to seek to increase the Fund’s total return or to seek to hedge the value of the Fund’s portfolio against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the distribution payments on its outstanding Common Shares, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek to increase its return. However, the Fund also may invest in interest rate swaps to seek to increase income or to seek to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

Repurchase agreements. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to purchase back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in Tradewinds’ opinion, present minimal credit risk. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be market-to-market daily. Tradewinds monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Tradewinds does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. In the event the value of the collateral declines below the repurchase price, Tradewinds will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Below Investment Grade Securities. Under normal circumstances, the Fund may invest up to 25% of its Managed Assets in ratable securities that are rated below investment grade or that are unrated but judged by Tradewinds to be of comparable quality. Securities rated below investment grade are judged to have speculative elements. The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Tradewinds also will independently evaluate these ratable securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade ratable securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on Tradewinds credit analysis than would be the case when the Fund invests in rated securities. See Appendix A for a description of security ratings.

Investments in below investment grade ratable securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade ratable securities may be highly leveraged and may not have available to them more traditional methods of financing. In addition, analysis of the creditworthiness of issuers of below investment grade ratable securities may be more complex than for issuers of higher quality securities.

Below investment grade ratable securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade ratable securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade notable security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade ratable securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade ratable securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest currently and in cash. Tradewinds seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade ratable securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade ratable securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade ratable securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade ratable securities, especially in a thinly traded market. When secondary markets for below investment grade ratable securities are less liquid than the market for investment grade ratable securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Tradewinds research and analysis when investing in below investment grade ratable securities. Tradewinds seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Tradewinds downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Tradewinds may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

Illiquid Securities. The Fund may up to 15% of its Managed Assets in equity and debt securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 15% limitation. The assets used to cover OTC derivatives used by the Fund, like swaptions, will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative. The Board of Trustees has delegated to NAM and Tradewinds the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed NAM and Tradewinds when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the Issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

When-Issued And Delayed Delivery Transactions. The Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Defensive Position; Invest-Up Period; Change to Investment Guidelines. During temporary defensive purposes or in order to keep the Fund’s cash on hand fully invested, including the period during which the net proceeds of the offering of common shares are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by U.S. Government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon Tradewinds’ recommendations that a change would be in the best interests of the Fund and its shareholders, and subject to approval of the Fund’s Board of Trustees and to shareholder notification of material changes, Tradewinds may deviate from its investment guidelines. These investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) FNMA, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements. See “—Repurchase agreements” above.

(4) Commercial paper. See “—Commercial Paper” above.

Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly and that have a similar investment objective and strategy. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Tradewinds will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the leverage risks.

Portfolio Trading and Turnover Rate. Portfolio trading may be undertaken to accomplish the investment objectives of the Fund. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when NAM anticipates a change in the price of such security, NAM believes the price of a security has reached or is near a realistic maximum, or there are other securities that NAM believes are more attractive given the Fund’s investment objectives.

The Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s portfolio will not be used as the primary means of achieving the Fund’s investment objective. The Fund expects a moderate level of annual portfolio turnover. The turnover rate is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in Tradewinds’ opinion, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Other Investments. The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by an issuer or its affiliates as part of a package of investments in the issuer or its affiliates issued in connection with a senior loan or other debt instrument of the borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in senior loans or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about an issuer as a result of its ownership of a senior loan or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

Adjustable rate senior loans. Under normal market circumstances, the Fund only will invest in adjustable rate senior loans and other debt instruments to the extent it utilizes leverage. The Fund may make such investments in an attempt to offset the leverage risks borne by the Fund relating to fluctuations in Common Share income due to variations in the FundPreferred share dividend rate and/or interest rates on Borrowings. The Fund may invest in (i) senior loans made by banks or other financial institutions to U.S. or non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions, (ii) assignments of such interests in senior loans, (iii) participation interests in senior loans or (iv) certain derivative instruments and structured notes designed to emulate the returns and risks of senior loans. Senior loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets.

Senior loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than 10% of the Fund’s Managed Assets in illiquid securities, to the extent such senior loans are deemed to be illiquid.

Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan results in a reduction in income to the Fund, a reduction in the value of the senior loan and a decrease in the Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of senior loans and in the Fund’s net asset value.

In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the senior loan. To the extent that a senior loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of senior loans, such as the Fund, including, under certain circumstances, invalidating such senior loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

The amount of public information with respect to senior loans generally may be less extensive than that available for more widely rated, registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Senior loans may not be rated at the time that the Fund purchases them. If a senior loan is rated at the time of purchase, NAM may consider the rating when evaluating the senior loan but may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on NAM’s credit analysis abilities. Because of the protective terms of most senior loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities.

No active trading market currently exists for some of the senior loans in which the Fund may invest and, thus, those loans may be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund’s books. The illiquidity of some senior loans may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value and market price per share.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in prices that, in the opinion of NAM, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a Borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the senior loan.

The Fund may purchase participations in senior loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the senior loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The Fund may purchase and retain in its portfolio senior loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan.

Certain Structured Notes. If the Fund invests in structured notes (as defined below) that are designed to provide returns and risks that emulate those of senior loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in senior loans for purposes of determining the percentage of the Fund’s Managed Assets invested under normal market circumstances in senior loans. See also “Portfolio Composition–Structured Notes.”

The Fund acting as Original Lender, Sole Lender and/or Agent. The Fund, in connection with its investments in senior loans may act as one of the group of lenders originating a loan (“Originating Lender”), may purchase the entire amount of a particular loan (“Sole Lender”), and may act as agent (“Agent”) in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower’s loan.

The Fund as Originating Lender or Sole Lender. When the Fund acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the Fund is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the Fund generally also would have full voting and consent rights under the applicable loan agreement.

The Fund as Agent. Acting in the capacity of an Agent with respect to a loan may subject the Fund to certain risks in addition to those associated with the Fund’s role as a lender. A financial institution’s employment as an Agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

The Fund’s ability to receive fee income may also be constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

Debtor-In-Possesssion Financings. The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund’s only recourse will be against the property securing the DIP financing.

Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest.

Zero Coupon and Payment-In-Kind Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

HEDGING TRANSACTIONS

Options on Securities. The Fund may purchase put and call options on stock, bonds or other securities to hedge against adverse market shifts.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, purchasing options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the seller of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock indexes and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund’s investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of the adviser to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that Tradewinds’ judgment in this respect will be correct.

When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock or bond index futures as a hedge against movements in the equity or bond markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

For example, if Tradewinds expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract. If, on the other hand, Tradewinds expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to purchase. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable Tradewinds to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Fund’s portfolio.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

The Fund and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Fund, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Tax Matters.”

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Other Futures Contracts and Options on Futures Contracts. The Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such futures contracts and options thereon must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the seller of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the seller’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that NAM’s judgment in this respect will be correct.

The Fund’s futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the value of the Fund’s total assets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to purchase or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indexes (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. There can be no assurance that the Fund’s use of futures will be advantageous to the Fund.

Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the purchaser/seller of the CLN is subject to counterparty risk.

Interest Rate Caps. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Depending on the state of interest rates in general, the Fund’s use of interest rate caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate cap could decline, and could result in a decline in the net asset value of the Common Shares. Purchasing interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Purchasing interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Fund’s leverage, less the amount of senior loans in the Fund’s portfolio. The Fund has no current intention of selling an interest rate cap. The Fund will monitor its interest rate cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

Interest rate caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate caps is limited to the net amount of interest payments that the Fund is contractually obligated to make. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the cap to offset the interest payments or dividend payments due. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate cap transaction with any counterparty that Tradewinds believes does not have the financial resources to honor its obligation under the interest rate cap transaction. Further, Tradewinds will continually monitor the financial stability of a counterparty to an interest rate cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares.

The Fund may choose or be required to terminate early all or a portion of any cap transaction. An early termination of a cap could result in a termination payment to the Fund.

Other Hedging Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund’s portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with NAM, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested persons” of the Fund has ever been a director or employee of, or consultant to, Nuveen, NAM or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, with each class being elected to serve until the third succeeding annual shareholder meeting subsequent to its election or thereafter in each case when its respective successors are duly elected and qualified, as described below. The officers of the Fund serve annual terms and are elected on an annual basis. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Trustee who is an “interested person” of the Fund:

Timothy R. Schwertfeger* 333 West Wacker Drive Chicago, IL 60606	03/28/49	Chairman of the Board and Trustee, 2006	Chairman (since 1996) and Director of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.; formerly, Director (1996-2006) of Institutional Capital Corporation;	166

*	Mr. Schwertfeger is an “interested person” of the Fund, as defined in the 1940 Act, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NAM.

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
			Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director (since 1999) of Rittenhouse Asset Management, Inc.; Chairman of Nuveen Investments Advisers Inc. (since 2002).

Trustees who are not “interested persons” of the Fund:

Robert P. Bremner 333 West Wacker Drive Chicago, Il 60606	8/22/40	Lead Independent Trustee, 2006	Private Investor and Management Consultant.	166

Lawrence H. Brown 333 West Wacker Drive Chicago, Il 60606	7/29/34	Trustee, 2006	Retired (since 1989) as Senior Vice President of The Northern Trust Company; Director (since 2002) of Community Advisory Board for Highland Park and Highwood, United Way of the North Shore.	166

Jack B. Evans** 333 West Wacker Drive Chicago, IL 60606	10/22/48	Trustee, 2006	President (since 1996), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Vice Chairman, United Fire Group, a publicly-held company; Adjunct Faculty Member, University of Iowa; Director, Gazette Companies, Life Trustee Coe College and Iowa College Foundation; formerly, Director Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	166

**	As a result of his ownership of securities issued by Wells Fargo & Co., the parent company of Wells Fargo Securities, LLC, one of the principal underwriters of the Fund, the Fund believes that Mr. Evans may be deemed to be an interested person for as long as Wells Fargo Securities, LLC serves as principal underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. Mr. Evans owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of Wells Fargo Securities, LLC as principal underwriter to the Fund.

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 333 West Wacker Drive Chicago, IL 60606	3/6/48	Trustee, 2006	Dean (since June 2006), Tippie College of Business, University of Iowa; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago; Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation, a publicly-held company; Director (May 2005-October 2005) of SS&C Technologies, Inc.	166

David J. Kundert 333 West Wacker Drive Chicago, IL 60606	10/28/42	Trustee, 2006	Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management; President and CEO, Banc One Investment Advisors Corporation; President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation; Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens.	164

William J. Schneider 333 West Wacker Drive Chicago, IL 60606	9/24/44	Trustee, 2006	Chairman, formerly, Senior Partner and Chief Operating Officer (retired since 2004), Miller-Valentine Partners Ltd., a real estate investment company; formerly, Vice President, Miller-Valentine Realty, a construction company; Board Member, Chair of the Finance Committee and Member of the Audit Committee, Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Board Member, formerly Chair, Dayton Development Coalition; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	166

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606	12/29/47	Trustee, 2006	Executive Director (since 1994), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director (1990-1994), Great Lakes Protection Fund.	166

Eugene S. Sunshine 333 West Wacker Drive Chicago, IL 60606	1/22/50	Trustee, 2006	Senior Vice President for Business and Finance (since 1997), Northwestern University; Director (since 2003), Chicago Board Options Exchange; Director (since 2003), National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997), Board of Directors, Rubicon, an insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization.	166

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	9/9/56	Chief Administrative Officer, 2006	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel of Nuveen Investments, LLC; Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary (since 2002) of NWQ Investment Management Company, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary (since 2003) of Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC; Assistant Secretary (since 2006) of Tradewinds NWQ Global Investors, LLC; Chartered Financial Analyst.	166

Julia L. Antonatos 333 West Wacker Drive Chicago, Il 60606	9/22/63	Vice President, 2006	Managing Director (since 2005), formerly Vice President (since 2002); formerly, Assistant Vice President (since 2000) of Nuveen Investments, LLC; Chartered Financial Analyst.	166

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606	2/3/66	Vice President and Assistant Secretary, 2006	Vice President (since 2002), formerly Assistant Vice President (since 2000) of Nuveen Investments, LLC.	166

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606	11/28/67	Vice President and Treasurer, 2006	Vice President and Treasurer (since 1999) of Nuveen Investments, LLC and of Nuveen Investments, Inc.; Vice President and Treasurer (since 2002) of Nuveen Asset Management and of Nuveen Investments Advisers Inc.; Assistant Treasurer (since 2002) of NWQ Investment Management Company, LLC; Vice President and Treasurer (since 2003) of Nuveen Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC; formerly, Vice President and Treasurer (since 1999) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.**; Treasurer (since 2006) of Tradewinds NWQ Global Investors, LLC; Chartered Financial Analyst.	166

John N. Desmond 333 West Wacker Drive Chicago, IL 60606	8/24/61	Vice President, 2006	Vice President, Director of Investment Operations (since 2005), Nuveen Investments, LLC; formerly, Director, Business Manager (2003- 2004), Deutsche Asset Management; Director, Business Development and Transformation (2002-2003), Deutsche Trust Bank Japan; Senior Vice President, Head of Investment Operations and Systems (2000-2002), Scudder Investments Japan; Senior Vice President, Head of Plan Administration and Participant Services (1995-2002), Scudder Investments.	166

Jessica R. Droeger 333 West Wacker Drive Chicago, IL 60606	9/24/64	Vice President and Secretary, 2006	Vice President (since 2002), Assistant Secretary and Assistant General Counsel (since 1998), formerly, Assistant Vice President (since 1998), of Nuveen Investments, LLC; Vice President and Assistant Secretary (since 2005) of Nuveen Asset Management, Vice President (2002-2004) and Assistant Secretary (1998-2004), formerly, Assistant Vice President of Nuveen Advisory Corp., and Nuveen Institutional Advisory Corp.**	166

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606	10/24/45	Vice President, 2006	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.**; Managing Director (since 2005) of Nuveen Asset Management.	166

William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606	3/2/64	Vice President, 2006	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.**; Managing Director (since 2001) of Nuveen Asset Management; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	166

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606	5/31/54	Vice President and Controller, 2006	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	166

Name and Address	Birth date	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
James D. Grassi 333 West Wacker Drive Chicago, IL 60606	4/13/56	Vice President and Chief Compliance Officer, 2006	Vice President and Deputy Director of Compliance (since August 2004) of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Asset Management and Rittenhouse Asset Management, Inc.; previously, Vice President and Deputy Director of Compliance (2004) of, Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.**, formerly, Senior Attorney (1994 - 2004), The Northern Trust Company.	166

David J. Lamb 333 West Wacker Drive Chicago, IL 60606	3/22/63	Vice President, 2006	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	166

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606	8/27/61	Vice President, 2006	Vice President (since 1999) of Nuveen Investments, LLC.	166

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606	7/27/51	Vice President and Assistant Secretary, 2006	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.** Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary (since 2002) of Nuveen Investments Advisers Inc.; Assistant Secretary of NWQ Investment Management Company, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Assistant Secretary (since 2006) of Tradewinds NWQ Global Investors, LLC.	166

***	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees has met during the Fund’s last fiscal year. The executive committee will meet once prior to the commencement of the Fund’s operations.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The audit committee monitors the accounting and reporting policies and practices of the Fund, the quality and integrity of the financial statements of the Fund, compliance by the Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, William J. Schneider and Eugene S. Sunshine.

The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities—including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine.

The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans.

The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William J. Schneider, Chair, Lawrence H. Brown, William C. Hunter, David J. Kundert and Judith M. Stockdale.

The independent directors of the Nuveen Fund Board have appointed Robert P. Bremner as their Lead Director. The role of the Lead Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and its processes. Specific responsibilities may include organizing and leading independent director sessions, facilitating and ensuring an appropriate level of communication among the independent directors, leading the assessment of the Board’s effectiveness, and working with Tradewinds’ staff and outside counsel on Board meeting agendas, Board material and workshops for directors to ensure that the priorities of the independent directors are addressed.

The trustees are trustees of 51 Nuveen open-end funds and 115 closed-end funds except, David J. Kundert is trustee of 51 Nuveen open-end funds and 113 closed-end funds managed by NAM. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NAM, Nuveen, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

The trustees will be elected at the next annual meeting of shareholders by the Common Shareholders voting together as a single class. If elected, Class I trustees will serve until the first succeeding annual meeting subsequent to their election; Class II trustees will serve until the second succeeding annual meeting subsequent to their election; and Class III trustees will serve until the third succeeding annual meeting subsequent to their election. At each subsequent annual meeting, the trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the trustee whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. Holders of FundPreferred shares will be entitled to elect a majority of the Fund’s trustees under certain circumstances. See “Description of Shares - FundPreferred Shares - Voting Rights.” The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2005:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Timothy R. Schwertfeger	None	Over $100,000
Robert P. Bremner	None	Over $100,000
Lawrence H. Brown	None	Over $100,000
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	$50,001 - $100,000
William S. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Eugene S. Sunshine	None	Over $100,000

No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NAM, Nuveen, Morgan Stanley & Co. Incorporated or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Nuveen or Morgan Stanley & Co. Incorporated.

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

Name of Trustee	Estimated Aggregate Compensation from Fund*	Total Compensation from Fund and Fund Complex**	Amount of Total Compensation That Has Been Deferred
Timothy R. Schwertfeger	$0	$0	$0
Robert P. Bremner***	1,404	131,625	16,832
Lawrence H. Brown	1,322	133,625	—
Jack B. Evans	1,333	137,125	29,251
William C. Hunter	1,140	119,625	103,152
David J. Kundert****	1,140	82,935	70,725
William J. Schneider	1,319	134,625	115,159
Judith M. Stockdale	1,140	119,725	51,055
Eugene S. Sunshine****	1,219	87,435	59,771

*	Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 12/31/2007, representing the Fund’s first full fiscal year, for services to the Fund.

**	Based on the compensation paid to the trustees for the one year period ending 12/31/2005 for services to the Nuveen open-end and closed-end funds.

***	Robert P. Bremner was appointed Lead Director of the Board of Trustees. The Lead Director receives compensation of $20,000 annually.

****	David J. Kundert and Eugene S. Sunshine were appointed to the Board of Trustees of the Nuveen funds in 2005.

The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. (“Nuveen Investments”) or its affiliates.

Nuveen Investments maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NAM are eligible to participate in the charitable contributions program of Nuveen Investments. Under the matching program, Nuveen Investments will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments under the direct program is made solely at the discretion of the Corporate Contributions Committee.

INVESTMENT ADVISER AND SUBADVISER

NAM is responsible for determining the Fund’s overall investment strategy and its implementation, including the use of leverage. NAM also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, see “Management of the Fund” in the Fund’s Prospectus.

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. According to data from Thomson Financial, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (114) and fund assets under management (approximately $51.8 billion) as of March 31, 2006. Founded in 1898, Nuveen Investments and its affiliates had approximately $149 billion in assets under management as of June 30, 2006. Nuveen Investments is a publicly-traded company.

Nuveen Investments provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities—which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios—under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments is listed on the New York Stock Exchange and trades under the symbol “JNC”.

Over the past few years, the Securities and Exchange Commission, state Attorneys General and other federal and state officials of various other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies and other practices of advisers and distributors of investment companies. NAM and certain of its affiliates have received information requests and subpoenas from the Securities and Exchange Commission, other federal officials and state Attorneys General in connection with these inquiries. NAM and its affiliates have complied with these requests and subpoenas and, to date, no proceedings have been brought against NAM and its affiliates. NAM and its affiliates have no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. Due to the existing regulatory climate, NAM and its affiliates may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future. Based on internal reviews of trading practices and other regulatory matters, NAM and its affiliates have not found any information that they believe would have a material adverse effect on the Fund, its Common Shares, or the ability of NAM to perform its duties under the investment management agreement with the Fund.

Tradewinds, 2049 Century Park East, Los Angeles, California 90067, is the Fund’s subadviser responsible for managing the Fund’s Managed Assets and the Fund’s use of leverage, subject to the oversight of NAM and the Fund’s Board of Trustees. Tradewinds specializes in international, global all-cap and small- and mid-cap value equity strategies. Tradewinds, a registered investment adviser, is an affiliate of NAM. Most of Tradewinds’ personnel, including the Fund’s portfolio manager, were affiliated with NWQ until March 2006, when NWQ reorganized into two distinct entities: NWQ and Tradewinds. As of June 30, 2006, Tradewinds had approximately $26.6 billion in assets under management.

David Iben, CFA, Chief Investment Officer, Managing Director and Portfolio Manager at Tradewinds since March 2006, is the portfolio manager of the Fund. Prior to March 2006, Mr. Iben was a Managing Director and Portfolio Manager at NWQ since November 2000. From October 1998 through November 2000, Mr. Iben was Founder, Chief Investment Officer and lead portfolio manager at Palladian Capital Management.

Other Accounts Managed. In addition to managing the funds, Mr. Iben is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of April 30, 2006 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	6	$774,629,810
Other Pooled Investment Vehicles	0	0
Other Accounts	6,316	$3,638,804,631

*	None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Mr. Iben participates in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by Tradewinds’ executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. Mr. Iben’s performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of Tradewinds’ overall annual profitability and Mr. Iben’s contribution as measured by the overall investment performance of client portfolios in the strategy he manages relative to the strategy’s general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of Mr. Iben’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes the availability of an equity-like incentive for purchase (whose value is determined by various factors, including the increase in Tradewinds’ profitability over time). Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. Tradewinds is a subsidiary of Nuveen Investments, which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and Tradewinds’ executive committee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities. As of the date of this Statement of Additional Information, Mr. Iben does not beneficially own any stock issued by the Fund.

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $500 million	0.8000%
$500 million to $1 billion	0.7750%
$1 billion to $1.5 billion	0.7500%
$1.5 billion to $2 billion	0.7250%
$2 billion and over	0.7000%

Complex-Level Fee. The complex-level fee shall be applied according to the following schedule:

Complex-Level Daily Managed Assets(1)	Total Complex-Level Assets	Complex-Level Marginal Rate	Effective Complex-Level Fee Rate
First $55 billion	$55 billion	0.2000%	0.2000%
Next $1 billion	$56 billion	0.1800%	0.1996%
Next $1 billion	$57 billion	0.1600%	0.1989%
Next $3 billion	$60 billion	0.1425%	0.1961%
Next $3 billion	$63 billion	0.1325%	0.1931%
Next $3 billion	$66 billion	0.1250%	0.1900%
Next $5 billion	$71 billion	0.1200%	0.1851%
Next $5 billion	$76 billion	0.1175%	0.1806%
Next $15 billion	$91 billion	0.1150%	0.1698%

(1)	With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $67.3 billion as of June 30, 2006.

If the Fund utilizes leverage in an aggregate amount equal to 20% of the Fund’s total assets (including the amount obtained through leverage), the fund-level and complex-level fees calculated as a percentage of net assets attributable to Common Shares would be as follows:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $500 million	1.0000%
$500 million to $1 billion	0.9688%
$1 billion to $1.5 billion	0.9375%
$1.5 billion to $2 billion	0.9063%
$2 billion and over	0.8750%

Complex-Level Daily Managed Assets	Total Complex-Level Assets	Effective Complex-Level Fee Rate
First $55 billion	$55 billion	0.2500%
Next $1 billion	$56 billion	0.2495%
Next $1 billion	$57 billion	0.2486%
Next $3 billion	$60 billion	0.2451%
Next $3 billion	$63 billion	0.2414%
Next $3 billion	$66 billion	0.2375%
Next $5 billion	$71 billion	0.2314%
Next $5 billion	$76 billion	0.2258%
Next $15 billion	$91 billion	0.2123%

Pursuant to an investment sub-advisory agreement between NAM and Tradewinds, Tradewinds will receive from NAM a management fee equal to the portion specified below of the management fee payable by the Fund to NAM (net of the reimbursements described below), payable on a monthly basis:

Average Daily Managed Assets	Percentage of Net Management Fee
Up to $500 million	0.4125%
$500 million to $1 billion	0.4000%
$1 billion to $1.5 billion	0.3875%
$1.5 billion to $2 billion	0.3750%
Over $2 billion	0.3625%

In addition to NAM’s fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Unless earlier terminated as described below, the Fund’s investment management agreement with NAM and the Fund’s investment sub-advisory agreement with Tradewinds (collectively, the “management agreements”) will remain in effect until August 1, 2007. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NAM or Tradewinds upon 60 days’ written notice after the initial term of the agreement, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Fund, NAM, Nuveen and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM and Nuveen can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Tradewinds in accordance with its proxy voting procedures.

With regard to equity securities and taxable-fixed income securities, Tradewinds has engaged the services of Institutional Shareholder Services, Inc., (“ISS”) to make recommendations to it on the voting of proxies relating to securities held by the Fund and managed by Tradewinds. ISS provides voting recommendations based upon established guidelines and practices. Tradewinds reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Tradewinds may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the Fund’s best economic interest. If Tradewinds manages the assets of a company or its pension plan and any of Tradewinds’ clients hold any securities of that company, Tradewinds will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. For clients that are registered investment companies where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, Tradewinds shall disclose the conflict and the Proxy Voting Committee’s determination of the manner in which to vote to the Fund’s Board or its designated committee.

Tradewinds has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Tradewinds’ general voting policies.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, Tradewinds is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Fund may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with Tradewinds’ obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of Tradewinds except in compliance with the 1940 Act.

In the event the Fund invests in senior loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Tradewinds or an affiliate of Tradewinds would negotiate on behalf of the Fund, although a more developed market may exist for many senior loans. The Fund would be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Tradewinds or an affiliate of Tradewinds would determine the lenders from whom the Fund would purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management.

It is Tradewinds’ policy to seek the best execution under the circumstances of each trade. Tradewinds will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Tradewinds’ practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Tradewinds. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Tradewinds’ own research efforts, the receipt of research information is not expected to reduce significantly Tradewinds’ expenses. While Tradewinds will be primarily responsible for the placement of the business of the Fund, Tradewinds’ policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

Tradewinds may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Tradewinds seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Tradewinds reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Tradewinds’ management outweigh any disadvantage that may arise from Tradewinds’ larger management activities and its need to allocate securities.

DISTRIBUTIONS

Commencing with the first distribution, the Fund will pay monthly distributions stated in terms of a fixed cents per Common Share dividend rate that will be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing unrealized capital gains. The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned on capital gains realized by the Fund. NAM, in making such projections, may consider long-term historical returns and a variety of other factors. Distributions can only be made after paying any interest and required principal payments on Borrowings, if any, and any accrued dividends to FundPreferred shareholders, if any. The distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of the Fund’s equity investments compared to fixed-income investment, preferring that a consistent level of cash distributions be available each month for reinvestment or for other purposes of their choosing.

If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years, when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy. Similarly, for tax purposes, such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) after making interest and required principal payments on Borrowings or paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shareholders or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. The distributions paid by the Fund should not be viewed solely as “income.”

The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DESCRIPTION OF SHARES

COMMON SHARES

The Fund’s Declaration of Trust (the “Declaration”) authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, and Borrowings, if incurred, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever the Fund incurs Borrowings, and/or issues FundPreferred shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless interest on such Borrowings have been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions. See “ —FundPreferred Shares” below.

The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share $19.10. Net asset value and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional 0.20% as a percentage of the offering price). Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to purchase additional Common Shares or sell shares held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot guarantee that Common Shares will trade at a price equal to or higher than net asset value in the future. The net asset value per Common Share also will be reduced by any costs associated with the issuance of FundPreferred shares or Borrowings, if any. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund’s net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund’s Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund” and the Fund’s Prospectus under “The Fund’s Investments.”

LEVERAGE

Upon Tradewinds’ determination that it would be in the best interests of the Fund and its Common Shareholders, the Fund likely will seek to increase total returns for Common Shareholders by utilizing financial leverage through Borrowings and/or FundPreferred shares. The Fund’s Board of Trustees has approved the use of leverage by the Fund, with an initial leverage limit of approximately 20% of the Fund’s Managed Assets, which leverage limit may be increased or decreased by the Board of Trustees from time to time. The amount of leverage utilized by the Fund at any given time, up to the leverage limit, will be determined by Tradewinds, subject to oversight by NAM and the Fund’s Board of Trustees. The Fund intends that any leverage utilized by the Fund for at least two years following this offering will be accomplished through Borrowings. Subject to the leverage limit established by the Board of Trustees (initially 20% of the Fund’s Managed Assets), Tradewinds may, at its discretion, opportunistically vary the Fund’s percentage use of leverage depending on its assessment of market conditions and investment opportunities across global markets. The use of leverage by the Fund in excess of the established leverage limit (other than as a result of a decrease in the Fund’s net asset value as discussed below) would require the approval of the Fund’s Board of Trustees. The Board of Trustees may approve an increase in the Fund’s leverage limit up to approximately 33% of the Fund’s Managed Assets. If the Fund’s percentage use of leverage increases over the established leverage limit as a result of a decrease in the Fund’s net asset value, the Fund may be required to reduce its amount of leverage at or below the established leverage limit based on guidelines established by the Fund’s Board of Trustees. As a result, the Fund may be required to sell securities in its portfolio at times and/or at prices that are disadvantageous of the Fund. NAM will be responsible for originating and managing the Fund’s leverage facilities, and NAM will continually monitor the use of leverage by Tradewinds, including adjustments in the percentage use of leverage by the Fund up to the leverage limit and consistent with guidelines established by the Board of Trustees.

The Fund expects that the interest cost of leverage will be based upon the interest cost of funds applicable to high grade credit quality issuers of debt securities, commercial paper or preferred stock, either on a floating rate or fixed rate basis. So long as the rate of total return, net of all applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings or the FundPreferred share dividend rate, the investment of the proceeds of Borrowings or Fund Preferred shares will be beneficial to Common Shareholders from a total return standpoint. If so, the excess total return may be available to pay higher distributions to Common Shareholders or may result in accretions to the Fund’s Managed Assets and net asset value. There is no assurance that the Fund will use leverage or that the Fund’s leverage strategy seeking to enhance total returns will be successful.

The Fund will pay NAM a management fee based on a percentage of Managed Assets and Tradewinds will receive a portion of that fee as a subadvisory fee. Managed Assets include the proceeds realized from the Fund’s use of leverage. Tradewinds will base its decision whether and how much to leverage the Fund based solely on its assessment of the prospects that such leverage will increase the total return on net asset value to the Fund’s Common Shareholders. NAM will be responsible for overseeing Tradewinds’ use of leverage and evaluating Tradewinds’ performance in managing the portfolio and using leverage to achieve the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore NAM’s and Tradewinds’ management and subadvisory fees, respectively, means that NAM and Tradewinds have a conflict of interest whenever it is determined by them that the Fund increase its use of leverage. NAM and Tradewinds will seek to manage that conflict by only increasing the Fund’s use of leverage when it is determined by them that such increase is in the best interests of the Fund and its Common Shareholders, and by regularly reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

BORROWINGS

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, as with the issue of FundPreferred Shares, the Fund may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund would repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes.

FUNDPREFERRED SHARES

The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any FundPreferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the FundPreferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. The FundPreferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Sharesholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of FundPreferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of FundPreferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of FundPreferred shares, voting as a separate class, would be entitled to elect two trustees, and the remaining class of trustees nominated for election would be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding FundPreferred shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding FundPreferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding FundPreferred shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the FundPreferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Restrictions.” The class or series vote of holders of FundPreferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and FundPreferred shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s FundPreferred shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase FundPreferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of FundPreferred shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

In the event of any future issuance of FundPreferred shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as FundPreferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any FundPreferred shares.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, FundPreferred shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series would be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares, the action in question would also require the affirmative vote of the holders of at least two-thirds of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any Borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end investment company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See “Certain Provisions in the Declaration of Trust” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund’s Prospectus under “Risks-Leverage Risk.”

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a shareholder who is a U.S. person, as defined for U.S. federal income tax purposes, and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, or interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid), and 90% of its net tax-exempt interest income in each year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below (See “Distributions”) in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

DISTRIBUTIONS

Dividends paid out of the Fund’s investment company taxable income will generally be taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Such dividends may qualify for the dividends received deduction available to corporations under Section 243 of the Code and the reduced rate of taxation that applies to

“qualified dividend income” received by individuals under Section 1(h)(11) of the Code. For taxable years beginning before January 1, 2011, qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must hold the stock associated with an otherwise qualified dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the reinvestment date.

The Internal Revenue Service’s position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its FundPreferred Shares, if any, as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of FundPreferred Shares, if any, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of the Fund that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss that will be long-term or short-

term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gains rate for individuals is 15% (with lower rates for individuals in the 10% and 15% tax brackets) for taxable years beginning before January 1, 2011. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.

NATURE OF FUND’S INVESTMENTS

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not count toward the 90% of gross income requirement necessary for the Fund to qualify as a regulated investment company under the Code. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

OPTIONS AND FUTURES CONTRACTS

The Fund’s transactions in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. For example, the Fund expects to enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Option positions that are not Section 1256 Contracts are not subject to the mark-to-market treatment described above but are governed by the rules described in this paragraph. Premiums received by the Fund for writing or selling call options are not included in income at the time of receipt. Rather, gain or loss is determined at the time the options lapse, are terminated in closing transactions, or are exercised. The character of the gain or loss for such options that lapse or terminate is determined under Code Section 1234. If such an option lapses, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction (including a cash settlement), the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times. With respect to a put or a call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be capital gain or loss, and will be short-term or long-term, depending upon the Fund’s holding period for the option. If such an option expires, the resulting loss is a capital loss, and will be short-term or long-term, depending upon the Fund’s holding period for the option. If such an option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security, and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. In addition, gain or loss on positions in a straddle is subject to special (and generally disadvantageous) rules.

NON-U.S. TAXES

Since the Fund may invest in non-U.S. securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Fund will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder’s ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The foregoing election may also result in a non-U.S. shareholder of the Fund becoming subject to additional U.S. withholding tax without the benefit of any corresponding credit or deduction.

PASSIVE FOREIGN INVESTMENT COMPANY

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement applicable to regulated investment companies and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

CURRENCY FLUCTUATIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

The Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

NON-U.S. SHAREHOLDERS

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (a “non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is withheld from such distributions. However, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a non-U.S. person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008. Prospective investors should consult their tax advisors concerning the potential effect on them of these and other changes made by this legislation.

Capital gain dividends and any amounts retained by the Fund that are designated as undistributed capital gains will not be subject to U.S. federal withholding tax unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Tax Matters--Backup Withholding” above. Distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally cause the non-U.S. shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States and subject to the rules described under “Income Effectively Connected” below, although this rule generally does not apply to a non-U.S. shareholder owning less than 5% of the Fund so long as shares continue to be regularly traded on an established U.S. securities market. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return. Any gain a non-U.S. shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund will ordinarily be exempt from U.S. tax unless, in the case of a non-U.S. shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

REGULATIONS ON “REPORTABLE TRANSACTIONS”

Under Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

EXPERTS

The Financial Statements of the Fund as of July 6, 2006 appearing in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides accounting and auditing services to the Fund. The principal business address of PricewaterhouseCoopers LLP is One North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Global Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations from May 17, 2006 (date of organization) through July 6, 2006 present fairly, in all material respects, the financial position of Nuveen Global Value Opportunities Fund (the “Fund”) at July 6, 2006, and the results of operations for the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

July 7, 2006

NUVEEN GLOBAL VALUE OPPORTUNITIES FUND

Statement of Assets and Liabilities

July 6, 2006

Assets:
Cash	$100,084
Offering costs	800,000
Receivable from Adviser	13,500

Total assets	913,584

Liabilities:
Accrued offering costs	800,000
Payable for organization costs	13,500

Total liabilities	813,500

Net assets	$100,084

Net asset value per Common Share outstanding ($100,084 divided by 5,240 Common Shares outstanding)	$19.100

Net Assets Represent:
Common Shares, $.01 par value; unlimited number of shares authorized, 5,240 Common Shares outstanding	$52
Paid-in surplus	100,032

Net assets	$100,084

NUVEEN GLOBAL VALUE OPPORTUNITIES FUND

Statement of Operations

Period from May 17, 2006 (date of organization) through July 6, 2006

Investment income	$—

Expenses:
Organization costs	13,500
Expense reimbursement	(13,500)

Total expenses	—

Net investment income	$—

Note 1: Organization

The Fund was organized as a Massachusetts business trust on May 17, 2006, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,240 Common Shares to Nuveen Asset Management, the Fund’s investment adviser (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen, has agreed to reimburse all organization expenses (approximately $13,500) and pay all Common Share offering costs (other than the sales load) that exceed $.04 per Common Share.

The Fund’s investment objective is to provide a high level of total return. The Fund intends to pursue its investment objective primarily by investing in a global portfolio of equity securities, as well as debt securities issued by corporate and governmenal entities.

Note 2: Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund’s share of Common Share offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations.

Note 3: Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The annual fund-level fee, payable monthly, shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $500 million	.8000%
$500 million to $1 billion	.7750%
$1 billion to $1.5 billion	.7500%
$1.5 billion to $2 billion	.7250%
$2 billion and over	.7000%

Complex-Level Fee. The annual complex-level fee, payable monthly, shall be applied according to the schedule below. Based on complex-level assets of $67.3 billion as of March 31, 2006, the complex-level fee rate would be .1887%.

Complex-Level Assets(1)	Complex- Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion(2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen sponsored funds in the U.S.

(2)	With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

Note 4: Income Taxes

The Fund intends to distribute income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1.	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arreas on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P) : When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings — A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Nuveen Global Value Opportunities Fund

18,350,000 Common Shares

STATEMENT OF ADDITIONAL INFORMATION

July 24, 2006